  As filed with the Securities and Exchange Commission on October 2, 1996

                        FILE NOS. 33-48137 AND 811-6691

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Pre-Effective Amendment No.                         [_]

                                                                             [X]
                      Post-Effective Amendment No. 5

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                                                             [X]
                              Amendment No. 7

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             900 Cottage Grove Road
                   Hartford, Connecticut 06152(860) 726-6000
               (Name, Address and Telephone Number of Depositor)

Robert A. Picarello, Esquire               George N. Gingold, Esquire
Connecticut General Life Insurance Company 197 King Philip Drive
900 Cottage Grove Road                     West Hartford, CT 06117-1409
Hartford, CT 06152-2321                      (To Receive Copy)
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite amount of the securities offered by this Registration Statement.

Form 24F-2 for the Registrant's fiscal year ended December 31, 1995 was filed February 26, 1996.

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485 pursuant to paragraph (b) of Rule 485

 X

60 days after filing pursuant to paragraph (a) of Rule 485

on     , pursuant to paragraph (a) of Rule 485

                            Pursuant to Rule 481(a)

                  Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information) of Registration Statement of Information Required by Form N-4

                                     PART A

 Item of Form N-4                          Prospectus Caption
 ----------------                          ------------------
 1. Cover Page                             Cover Page
 2. Definitions                            Definitions
 3. Synopsis                               Summary
 4. Condensed Financial Information        Condensed Financial Information
 5. General
   (a) Depositor                           Connecticut General Life Insurance Company
   (b) Registrant                          CG Variable Annuity Separate Account
   (c) Portfolio Company                   The AIM Variable Insurance Funds
   (d) Fund Prospectus                     The AIM Variable Insurance Funds
   (e) Voting Rights                       Voting of Fund Shares
 6. Deductions and Expenses
   (a) General                             Contract Charges and Fees
   (b) Sales Load %                        Withdrawal Charges
   (c) Special Purchase Plan               N/A
   (d) Commissions                         Distribution of the Contracts
   (e) Expenses - Registrant               N/A
   (f) Fund Expenses                       The AIM Variable Insurance Funds
   (g) Organizational Expenses             N/A
 7. Contracts
   (a) Persons with Rights                 Death Benefits;
                                           Surrenders;
                                           Annuity Provisions;
                                           Election - Change of Annuity Option;
                                           Designation and Change of
                                           Beneficiary;
                                           Exercise of Contract Rights;
                                           Transfer of Ownership;
                                           Death of Purchaser
                                           Voting of Fund Shares
   (b) (i)  Allocation of Premium Payments Allocation of Premium Payments
      (ii)  Transfers                      Transfer Privilege
      (iii) Exchanges                      N/A

   (c) Changes                                         Modification;
                                                       Election - Change of
                                                       Annuity Option;
                                                       Designation and Change
                                                       of Beneficiary;
   (d) Inquiries                                       Face Page; Summary
  8. Annuity Period                                    Annuity Option
  9. Death Benefit                                     Death Benefits
 10. Purchase and Contract Values
   (a) Purchases                                       Premium Payments
                                                       Purchaser's Annuity
   (b) Valuation                                       Account;
                                                       Variable Accumulation
                                                       Value;
                                                       Fixed Accumulation Value
                                                       Variable Accumulation
   (c) Daily Calculation                               Unit Value;
                                                       Fixed Accumulation Value
                                                       Distribution of the
   (d) Underwriter                                     Contracts
 11. Redemptions
   (a) By Owners                                       Surrender of Contracts
      By Annuitant                                     N/A
   (b) Texas ORP                                       N/A
   (c) Check Delay                                     Deferral of Payment
   (d) Lapse                                           N/A
                                                       Right to Examine
   (e) Free Look                                       Contracts
 12. Taxes                                             Federal Tax Matters
 13. Legal Proceedings                                 N/A
 14. Table of Contents for the Statement of Additional Statement of Additional
   Information                                         Information

                                     PART B

                                                       Statement of Additional
 Item of Form N-4                                      Information Caption
 ----------------                                      -----------------------
 15. Cover Page                                        Cover Page
 16. Table of Contents                                 Table of Contents
 17. General Information and History                   (Prospectus) The Company
 18. Services
   (a) Fees and Expenses of Registrant                 N/A
   (b) Management Contracts                            N/A
   (c) Custodian                                       Custody of Assets
      Independent Public Account                       Experts
   (d) Assets of Registrant                            Custody of Assets
   (e) Affiliated Person                               N/A
   (f) Principal Underwriter                           Distribution of the
                                                       Contracts

 19. Purchase of Securities Being
  Offered                               Distribution of the Contracts
   Offering Sales Load                  N/A
 20. Underwriters                       Distribution of the Contracts;
                                        (Prospectus) Distribution of the
                                        Contracts
 21. Calculation of Performance Data    Investment Experience; Historical Performance Data
 22. Annuity Payments                   (Prospectus) Annuity Provisions;
                                        (Prospectus) Determination of Annuity
                                        Payments
 23. Financial Statements               Financial Statements


                          PART C -- OTHER INFORMATION

 Item of Form N-4                            Part C Caption
 ----------------                            --------------
 24. Financial Statements and Exhibits       Financial Statements and Exhibits
   (a) Financial Statements                  Financial Statements
   (b) Exhibits                              Exhibits
 25. Directors and Officers of the Depositor Directors and Officers of the Depositor
 26. Persons Controlled By or Under Common   Persons Controlled By or Under
   Control with the Depositor or Registrant  Common Control with Depositor or
                                             Registrant
 27. Number of Owners                        Number of Owners
 28. Indemnification                         Indemnification
 29. Principal Underwriters                  Principal Underwriter
 30. Location of Accounts and Records        Location of Accounts and Records
 31. Management Services                     Management Services; (SAI)
                                             Administration
 32. Undertakings                            Undertakings
   Signature Page                            Signatures

PROSPECTUS

November  , 1996
AIM/CIGNA HERITAGE
VARIABLE ANNUITY
This Prospectus describes the Flexible Payment Deferred Variable Annuity Contracts with Fixed and Variable Accounts (the "Contracts") offered by Connecticut General Life Insurance Company in individual or group form. These Contracts are designed to aid in long-term financial planning by individuals on a tax-deferred basis for retirement or other long-term purposes.

The Owner may elect to have Annuity Account Values accumulate on a fixed basis in the Fixed Account, which pays interest at the applicable Guaranteed Interest Rate(s) for the duration of the particular Guaranteed Period(s) selected by the Owner, or on a variable basis in CG Variable Annuity Separate Account (the "Variable Account"), a separate account of the Company, or a combination of the two. The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests in a specific series of AIM Variable Insurance Funds, Inc. (the "Fund"), a mutual fund. Nine portfolios are currently available for investment within the Variable Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund; (7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund.

Annuity Account Values allocated to the Variable Account will vary in accordance with the investment performance of the Sub-Accounts selected by the Owner. Thus, the Owner bears the entire investment risk under the Contract for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by Connecticut General Life Insurance Company (the "Company") and will earn a specified rate of interest for the Guaranteed Period(s) selected unless prematurely withdrawn or transferred, in which case a market value adjustment will apply.

These Contracts provide for monthly annuity payments to be made by the Company for the life of the Annuitant or for some other period, beginning on the Annuity Date selected by the Owner. The Owner can also elect to surrender all or a portion of the Annuity Account Value in exchange for a cash withdrawal payment from the Company; however, withdrawals may be taxable, and/or subject to a withdrawal charge and/or a market value adjustment ("MVA") and/or a tax penalty and/or a deduction for State premium taxes. Under certain circumstances, the Owner can transfer amounts between the Accounts and the corresponding Sub-Accounts (some restrictions may apply).

This Prospectus sets forth the information that a prospective investor should consider before investing in these Contracts. A Statement of Additional Information about the Contracts, dated December , 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing the Company at the address listed below or by calling the telephone number also listed below. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

This Prospectus and the Statement of Additional Information generally describe only the Contract and the Variable Account, except when the Fixed Account is specifically mentioned.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF AIM VARIABLE INSURANCE FUNDS, INC. YOU SHOULD RETAIN BOTH THESE PROSPECTUSES FOR FUTURE REFERENCE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIVED OR RECEIPT BY THE COMPANY MEANS RECEIPT AT ITS ANNUITY & VARIABLE LIFE SERVICE CENTER MAILING ADDRESS:
ANNUIITY & VARIABLE LIFE SERVICE CENTER: ROUTING S249, HARTFORD, CT 06152-2249. THE SERVICE CENTER'S TELEPHONE IS (800) 552-9898.

                               TABLE OF CONTENTS

DEFINITIONS...........................   2
SUMMARY...............................   5
EXPENSE DATA..........................   8
CONDENSED FINANCIAL INFORMATION.......   9
THE PURPOSE OF THIS PROSPECTUS........  10
THE COMPANY, THE FIXED ACCOUNT, THE
 VARIABLE ACCOUNT AND THE FUND........  10
 The Company..........................  10
 The Fixed Account....................  10
 The Variable Account.................  10
 AIM Variable Insurance Funds, Inc....  11
PREMIUM PAYMENTS AND ANNUITY ACCOUNT
 VALUES DURING ACCUMULATION PERIOD....  12
 Premium Payments.....................  12
  Owner's Annuity Account.............  12
  Annuity Account Continuation........  13
  Allocation of Premium Payment(s)....  13
 Fixed Accumulation Value.............  13
  Guaranteed Periods..................  13
  Guaranteed Interest Rates...........  13
 Variable Accumulation Value..........  14
  Crediting Variable Accumulation
   Units..............................  14
  Variable Accumulation Unit Value....  14
 Dollar Cost Averaging................  14
 Automatic Rebalancing................  15
 Transfer Privilege...................  15
DISTRIBUTIONS UNDER THE CONTRACT......  16
 Cash Withdrawals.....................  16
 Minimum Value Requirement............  16
 Section 403(b) Annuities.............  16
DEATH BENEFITS........................  17
 Death Benefit Provided by the
  Contracts...........................  17
 Election and Effective Date of
  Election............................  17
 Payment of Death Benefit.............  17
 Amount of Death Benefit..............  17
SURRENDER OF CONTRACTS................  18

ANNUITY PROVISIONS.....................................................  18
 Annuity Date..........................................................  18
 Election -- Change of Annuity Option..................................  18
 Annuity Options.......................................................  19
 Fixed Annuity Options.................................................  19
 Variable Annuity Options..............................................  20
 Determination of Annuity Payments.....................................  20
CONTRACT CHARGES AND FEES..............................................  20
 Withdrawal Charges....................................................  20
 Free Partial Withdrawal...............................................  21
 Annuity Account Fee...................................................  21
 Administrative Fee....................................................  22
 Premium Taxes.........................................................  22
 Charge for Mortality and Expense Risks................................  22
 MVA...................................................................  22
OTHER CONTRACT PROVISIONS..............................................  23
 Deferral of Payment...................................................  23
 Designation and Change of Beneficiary.................................  23
 Exercise of Contract Rights...........................................  23
 Transfer of Ownership.................................................  24
 Death of Owner........................................................  24
 Voting of Fund Shares.................................................  24
 Addition, Deletion, or Substitution of Securities.....................  25
 Change in Operation of Variable Account...............................  25
 Modification..........................................................  25
 Discontinuance of New Purchasers......................................  26
 Right to Examine Contracts............................................  26
 IRA Right of Revocation...............................................  26
 Periodic Reports......................................................  26
FEDERAL TAX MATTERS....................................................  26
 Introduction..........................................................  26
 Taxation of Annuities.................................................  26
 Qualified Plans.......................................................  28
DISTRIBUTION OF THE CONTRACTS..........................................  28
HISTORICAL PERFORMANCE DATA............................................  29
STATEMENT OF ADDITIONAL INFORMATION....................................  30

                                  DEFINITIONS

-------------------------------------------------------------------------------

  The following terms as used in this Prospectus have the indicated meanings:

  ACCUMULATION PERIOD: The period from the Date of Issue to the Annuity Date, the date on which the Death Benefit becomes payable, or the date on which the Contract is surrendered or annuitized, whichever is earliest.

  ACT: Investment Company Act of 1940, as amended.

  *ANNUITANT(S): The person or persons on whose life the first annuity payment is to be made. The Owner shall identify the Annuitant whose name(s) shall be set forth in the Contract Specifications. If prior to the Annuity Date the Annuitant predeceases the Owner, the Owner becomes the Annuitant unless and until the Owner designates a new Annuitant to the Company in writing. If joint Annuitants are named and if one of the Annuitants predeceases the Owner prior to the Annuity Date, the Contract will thereupon become an annuity contract on the life of the surviving Annuitant until such time as the Owner designates another joint Annuitant, or one or more new Annuitants. The Owner generally has the right to change the Annuitant prior to the Annuity Date by requesting such a change in writing to the Company. Any such requested change will not be effective until recorded by the Company.

  ANNUITY ACCOUNT: An account established for each Owner to which all Premium Payments are credited. In addition, net investment results attributable to Premium Payments are credited to (or charged against) the Owner's Annuity Account.

  ANNUITY ACCOUNT VALUE: The variable accumulation value, if any, plus the fixed accumulation value, if any, of an Owner's Annuity Account for any Valuation Period.

  *ANNUITY DATE: The date on which annuity payments under the Contract commence.

  ANNUITY OPTION: The method for making income payment(s). In the Contract, the term "Income Payments" is synonymous with the term "annuity payments" in this Prospectus.

  BENEFICIARY: The person or entity having the right to receive the death benefit set forth in the Contract and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Owner's death.

  CERTIFICATE: (For group Contracts only) The document for each Owner which evidences the coverage of the Owner under the Contract.

  CODE: Internal Revenue Code of 1986, as amended.

  COMMISSION: Securities and Exchange Commission.

  COMPANY: Connecticut General Life Insurance Company.

  CONTRACT: The document for each Owner which evidences the terms, conditions, coverage, and rights of the Owner under the Contract. Thus, as used herein the term "Contract" includes both an individual Contract and a Certificate under a group contract.

  CONTRACT APPLICATION: In states where required, the document signed by the Owner, that evidences the Owner's application for the Contract. Includes Certificate applications under a group contract.

  CONTRACT YEARS AND CONTRACT ANNIVERSARIES: All Contract Years and Contract Anniversaries are 12-month periods measured from the Date of Issue.

  DATE OF ISSUE: The date on which the Contract becomes effective.

  DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to the Company.

  FIXED ACCOUNT: Those Sub-Account(s) associated with Guaranteed Period(s) and Guaranteed Interest Rate(s). Fixed Account assets are general assets of the Company and are distinguishable from those allocated to a separate account of the Company.

  FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

  FUND: AIM Variable Insurance Funds, Inc.

  GUARANTEED PERIOD AMOUNT: Any portion of an Owner's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including interest earned thereon).

  GUARANTEED INTEREST RATE: The rate of interest credited by the Company on a compound annual basis during a Guaranteed Period.

  GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may be one to ten years, as elected by the Owner.

  INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

  IN WRITING: The term "in writing" means in a written form satisfactory to the Company and received by the Company at its Annuity & Variable Life Service Center Mailing Address.

  NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 457 of the Code. The Owner of a Non-Qualified Contract must be a natural person or an agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

  ORDER TO PURCHASE: A request to purchase a Contract, containing sufficient information to permit the processing of such request and to issue the Contract.

  OWNER: The person(s) entitled to the ownership rights stated in the Contract; is the Certificate Owner(s) under a group contract. The Owner, or the Annuitant if the Owner is a non-natural person, may be no more than 85 years of age on the Date of Issue.

  PAYEE: A recipient of payments under the Contract.

  PREMIUM PAYMENT: Any amount paid to the Company as consideration for the benefits provided by the Contract. Premium Payment includes the initial Premium Payment and subsequent Premium Payments.

  QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 403, 408, or 457 of the Code.

  SUB-ACCOUNT: That portion of the Fixed Account associated with a specific Guaranteed Period and Guaranteed Interest Rate and each portion of the Variable Account which invests in shares of a specific series of AIM Variable Insurance Funds, Inc.

  SURRENDER: When a lump sum amount representing the Owner's Annuity Account Value (minus any applicable withdrawal charges, contract fees, or premium taxes, and plus or minus any market value adjustment) is paid to the Owner. After a surrender, all of the Owner's rights under the Contract are terminated.

  SURRENDER DATE: The date or deemed date the Owner elects a surrender of the Contract or Certificate.

  VALUATION DATE: Every day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Commission, so that valuation or disposal of securities is not practicable.

  VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day.

  VARIABLE ACCOUNT: The separate account of the Company comprised of those Sub-Account(s) associated with investments in AIM Variable Insurance Funds, Inc. Variable Account assets are separate account assets of the Company, the investment performance of which is kept separate from that of the general assets of the Company.

  VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of the variable portion of an Owner's Annuity Account.

-------------------------------------------------------------------------------

SUMMARY

  NOTE: THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION IN THE REMAINDER OF THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, IN THE PROSPECTUS FOR AIM VARIABLE INSURANCE FUNDS, INC., AND IN THE CONTRACT, ALL OF WHICH SHOULD BE REFERRED TO FOR MORE INFORMATION. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE CONTRACT AND THE VARIABLE ACCOUNT. A SEPARATE PROSPECTUS ATTACHED HERETO DESCRIBES AIM VARIABLE INSURANCE FUNDS, INC.

  THE CONTRACT. These Contracts are Flexible Payment Deferred Variable Annuity Contracts with Fixed and Variable Accounts (the "Contracts") designed for use in connection with retirement and tax-deferred plans, some of which may qualify as retirement programs under Sections 401, 403, 408, or 457 of the Code or for use on a non-tax qualified basis. The Contracts provide for the accumulation of values on either a fixed or variable basis, or a combination fixed and variable basis as elected by the Owner, and provide for payment of these values on a selected future date in either one lump sum or as annuity payments.

  The Contracts are offered as both individual and group annuity contracts. The term "Contract" as used in this Prospectus refers to either an individual annuity contract or to a Certificate under a group annuity contract, as appropriate.

  PREMIUM PAYMENTS. The Owner must generally make a minimum initial Premium Payment of at least $2,500 ($2,000 for IRAs). The Owner may generally make additional Premium Payments of at least $2,500 each for allocation into any single Guaranteed Period within the Fixed Account and/or at least $100 for allocation into any Variable Sub-Account. The prior approval of the Company is required before it will accept a Premium Payment in excess of $1,000,000 (See "Premium Payments").

  THE ANNUITY ACCOUNTS. The Owner may elect to have Annuity Account Values accumulate on a fixed basis in the Fixed Account, which pays interest at the applicable Guaranteed Interest Rate(s) for the duration of the particular Sub-Account's Guaranteed Period, or on a variable basis in CG Variable Annuity Separate Account (the "Variable Account"), a separate account of the Company, or a combination of them (See "The Fixed Account" and "The Variable Account").

  THE FIXED ACCOUNT. The Owner may elect to have values accumulated on a fixed basis whereby a Premium Payment is allocated to one or more Sub-Accounts available in connection with the Fixed Account. Each Sub-Account available within the Fixed Account has a Guaranteed Period with a duration which ranges from one to ten years. The Fixed Account is part of the general account of the Company (See "The Fixed Account"). The Company guarantees these amounts and specifies various interest rates (the "Guaranteed Interest Rates") which will be earned by amounts allocated to each particular Sub-Account within the Fixed Account if the amounts remain in that Sub-Account for the duration of the Sub-Account's Guaranteed Period, subject to the imposition of Annuity Account Fees or premium taxes. The Company may not change a Guaranteed Interest Rate for the duration of the Sub-Account's Guaranteed Period. The Company will credit interest at a rate of not less than three percent (3%) per year, compounded annually, to amounts allocated to the Fixed Account. Guaranteed Interest Rates applicable to particular Guaranteed Periods cannot be predicted and will be determined at the sole discretion of the Company. There is no assurance that Guaranteed Interest Rates will exceed 3% per year. Amounts that are withdrawn or transferred prior to the end of the Guaranteed Period may be subject to a withdrawal charge and/or an MVA. The MVA could be positive or negative.

  THE VARIABLE ACCOUNT. The assets of the Variable Account are also divided into Sub-Accounts. Each Variable Sub-Account uses its assets to purchase, at their net asset value, shares of a specific portfolio of AIM Variable Insurance Funds, Inc. (the "Fund"), a mutual fund registered under the Act and advised by A I M Advisors, Inc. (See "The Variable Account".) Nine portfolios are currently available for investment within the Variable Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund; (7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund.

  TRANSFERS. Subject to certain conditions, the Owner may transfer amounts among the Sub-Accounts available under the Contract before the Annuity Date. All transfers are subject to the following conditions: (1) an Owner is limited to twelve transfers each Contract Year unless otherwise authorized by the Company, in writing; (2) transfers to any Variable Sub-Account may not be less than $100; (3) transfers to any Fixed Sub-Account may not be less than $2,500;
(4) if after the transfer the Owner's Annuity Account Value remaining would be less than $2,500 in the applicable Fixed Sub-Account and/or $50 in the applicable Variable Sub-Account, then the entire Annuity Account Value within the Sub-Account must be transferred; and (5) no transfers are permitted during the "Right to Examine Contract" period. In addition, transfers from any Fixed Sub-Account are restricted in frequency and amount and may also be subject to the Market Value Adjustment. After the Annuity Date, transfers among the Variable Sub-Accounts may also be permitted, subject to certain conditions (See "Transfer Privilege").

  CASH WITHDRAWALS. At any time before the Annuity Date, the Purchaser may elect to receive a cash withdrawal payment from the Company. Each cash withdrawal request must be to receive at least $1,000. Subject to the Free Partial Withdrawal privilege described below, a cash withdrawal of a Purchaser's Annuity Account Value will be subject to any applicable withdrawal charges. A cash withdrawal will also be subject to any applicable Market Value Adjustment, Annuity Account Fees, or State premium taxes.

  Federal income taxes and a tax penalty may be applicable to withdrawals (See "Federal Tax Matters").

  FREE PARTIAL WITHDRAWAL. Each Contract Year an Owner may generally withdraw, in one or more transactions, up to 15% of the total amount of the Owner's Premium Payments made to the Owner's Annuity Account without the imposition of a withdrawal charge. The Company will deem all free withdrawals to have withdrawn Premium Payments from an Owner's Annuity Account in the order in which they were received by the Company for purposes of computing the contingent deferred sales charge (the withdrawal charge) on amounts remaining within the Owner's Annuity Account (I.E. oldest Premium Payment first). See "Free Partial Withdrawal".

  ANNUITY PAYMENTS. Annuity Payments as elected by the Owner will begin on the Annuity Date. The Owner selects the Annuity Date and the Annuity Option. See "Annuity Provisions".

  DEATH BENEFIT. In the event of the death of the Owner prior to the Annuity Date, the Company will pay a death benefit to the Beneficiary. If the death of the Owner (or Annuitant if the Owner is a non-natural person) occurs on or after the Annuity Date, no death benefit will be payable except as may be provided under the Annuity Option elected. The Death Benefit prior to the Annuity Date generally equals the greater of (1) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective, and (2) the sum of all Premium Payments under the Contract, minus the sum of all partial withdrawals from the Contract. The Death Benefit level for a subsequent Owner will be different from that of the original Owner. See "Death Benefit".

  RIGHT TO EXAMINE CONTRACTS. If the Owner is not satisfied with a Contract it may be returned by mailing it to the Company at the Annuity & Variable Life Service Center mailing address listed on the cover of this Prospectus within ten days, or longer if state law requires, after it was received by the Owner. An Owner may not make transfers during the Right to Examine period. When the Company receives the returned Contract it will be canceled and in most states the Owner will receive a refund equal to the Owner's Annuity Account Value at the end of the Valuation Period during which the returned Contract was received by the Company.

  Where state law requires the full amount of any initial Premium Payment and subsequent Premium Payment(s) if any, received by the Company to be refunded, the Company will place the Premium Payment(s) that are allocated to Sub-Accounts of the Variable Account in the AIM V.I. Money Market Fund until the end of the Right to Examine period. This period will be deemed to commence on the day the Contract is mailed, and on the first business day after the end of such period, the Premium Payments will be allocated as had been specified by the Owner.

CHARGES AND DEDUCTIONS

  CONTINGENT DEFERRED SALES CHARGE. The Company does not deduct a sales charge when it receives a Premium Payment. However, if any part of an Owner's Annuity Account is withdrawn, a withdrawal charge (contingent deferred sales charge) may be assessed by the Company. Subject to the Free Partial Withdrawal amount described above, Annuity Account withdrawals derived from a Premium Payment deposited with the Company for a period of seven years or less will be subject to a withdrawal charge ranging from 7% to 4% of the applicable Premium Payment (adjusted by any applicable MVA with respect to the Fixed Account). The length of time between the Company's acceptance of a Premium Payment and the making of a withdrawal determines the withdrawal charge percentage. The withdrawal charge is not imposed on a Premium Payment after the end of the seventh year of its deposit with the Company. For purposes of computing the withdrawal charge, amounts are deemed to be withdrawn in the order in which they were received by the Company (I.E. oldest Premium Payment first). See "Withdrawal Charges".

  MARKET VALUE ADJUSTMENT. In certain situations, a cash withdrawal of amounts from the Fixed Account will be subject to a Market Value Adjustment. See "MVA". The MVA will reflect the relationship between an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a cash withdrawal is made, and this index at the time that the Premium Payments being withdrawn were made. Generally, if the Index Rate at the time of withdrawal is more than .50% lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon withdrawal. Similarly, if the Index Rate at the time of withdrawal is higher than the Index Rate at the time the Premium Payment was allocated (or less than 0.50% lower), the application of the MVA will generally result in a lower payment upon withdrawal. In addition to actual cash withdrawals, the MVA applies to transfers from the Fixed Account (unless effective at the end of a Guaranteed Period). The MVA is not applied against a withdrawal or transfer which becomes effective upon the Expiration Date of a Guaranteed Period or which is used to make a Death Benefit payment.

  ANNUITY ACCOUNT FEE. On the last Valuation Date of each contract year, the Company will deduct an annual annuity account administration fee ("Annuity Account Fee") of $35 from the Owner's Annuity Account Value. If the Contract is surrendered, a $35 Annuity Account Fee will be deducted. After the Annuity Date, an annual Annuity Account Fee of $35 will be deducted in approximately equal amounts from each variable annuity payment made during the year. No Annuity Account Fee will be deducted from fixed annuity payments. If applicable state law requires, the $35 Annuity Account Fee will be reduced to a lesser amount. Prior to the Annuity Date the annual Annuity Account Fee will be waived each contract year that the Owner's Annuity Account Value equals or exceeds $100,000 on the last Valuation Date of that year.

  ADMINISTRATIVE FEE. The Company also deducts an administrative fee at the end of each Valuation Period equal to an annual rate of 0.10% of the daily net assets of the Variable Account for administrative expenses assumed by the Company. See "Administrative Fees".

  RISK CHARGE. The Company deducts a mortality and expense risk charge at the end of each Valuation Period equal to an annual rate of 1.15% of the daily net assets of the Variable Account for mortality and expense risks assumed by the Company. See "Charge for Mortality and Expense Risks".

  TAXES. The Company may incur premium, or similar state or local taxes relating to the Contracts. The Company will deduct any such taxes related to a particular Contract upon an Owner's surrender, withdrawal, annuitization, or payment of death benefits. See "Premium Taxes".

  CHARGES AGAINST THE FUND. The value of the net assets of the Sub-Accounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by AIM Variable Insurance Funds, Inc. See "Expense Data" below.

--------------------------------------------------------------------------------

EXPENSE DATA

  The purpose of the following table and Example is to help Owners and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Owners assuming that all Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of AIM Variable Insurance Funds, Inc. The information set forth should be considered together with the information provided under the heading "Contract Charges and Fees", and with the Fund's Prospectus. In addition to the expenses listed below, premium taxes may be applicable.

                                   FEE TABLE

                         AIM V.I.              AIM V.I.       AIM V.I.            AIM V.I.      AIM V.I.   AIM V.I.
                          CAPITAL   AIM V.I.    GLOBAL       GOVERNMENT AIM V.I. GROWTH AND      INTER-     MONEY   AIM V.I.
                         APPRECIA- DIVERSIFIED UTILITIES     SECURITIES  GROWTH    INCOME       NATIONAL    MARKET   VALUE
                         TION FUND INCOME FUND   FUND           FUND      FUND      FUND       EQUITY FUND   FUND     FUND
                         --------- ----------- ---------     ---------- -------- ----------    ----------- -------- --------
PURCHASER TRANSACTION
 EXPENSES
 Sales Load on
  Purchases.............      0          0          0              0         0         0             0          0        0
 Maximum deferred sales
  charge on withdrawals
  (as a percentage of
  Purchaser's Premium
  Payment)(1)...........      7%         7%         7%             7%        7%        7%            7%         7%       7%
 Transfer fee(2)........      0          0          0              0         0         0             0          0        0
 Annual Annuity Account
  Fee(3)................
                         -------------------------------------------- $35 per Contract -------------------------------------
SEPARATE ACCOUNT ANNUAL
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 SEPARATE ACCOUNT
 ASSETS)
 Mortality and Expense
  Risk Fee..............   1.15%      1.15%      1.15%          1.15%     1.15%     1.15%         1.15%      1.15%    1.15%
 Administrative Fee.....   0.10%      0.10%      0.10%          0.10%     0.10%     0.10%         0.10%      0.10%    0.10%
 Other Fees and
  Expenses..............      0%         0%         0              0%        0%        0             0%         0%       0%
                           ----       ----       ----           ----      ----      ----          ----       ----     ----
    Total...............   1.25%      1.25%      1.25%          1.25%     1.25%     1.25%         1.25%      1.25%    1.25%
AIM VARIABLE INSURANCE
 FUNDS, INC. ANNUAL
 EXPENSES (AS A
 PERCENTAGE OF FUND
 AVERAGE NET ASSETS)
 Management Fees........   0.65%      0.60%      0.65%(/4/)     0.50%     0.65%     0.65%(/4/)    0.75%      0.40%    0.65%
 Other Expenses.........   0.10%      0.28%      1.03%(/4/)     0.69%     0.19%     0.52%(/4/)    0.40%      0.13%    0.10%
                           ----       ----       ----           ----      ----      ----          ----       ----     ----
    TOTAL...............   0.75%      0.88%      1.68%          1.19%     0.84%     1.17%         1.15%      0.53%    0.75%

----------

(1) A portion of a Owner's Annuity Account may be withdrawn each Contract Year without the assessment of a withdrawal charge if all Premium Payments have not previously been withdrawn. The withdrawal charge on the remaining portion is equal to a percentage of the Owner's Premium Payment withdrawn and ranges from 7% to 0%, depending upon the length of time between the Company's acceptance of the Premium Payment withdrawn and the making of a withdrawal. After the Premium Payment has been held by the Company for seven years such Premium Payment may be withdrawn without assessment of the withdrawal charge.

(2) Before the Annuity Date, an Owner is limited to twelve transfers each Contract Year unless otherwise authorized by the Company in writing. Transfers from any Fixed Sub-Account are restricted in frequency and amount and may also be subject to a MVA. After the Annuity Date, a Payee is limited to three transfers per Contract Year.

(3) Waived for Annuity Account Values of $100,000 or more as determined on the last Valuation Date of a contract year.

(4) Management fees and other expenses have been restated to reflect current agreements.

  EXAMPLES An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all Premium Payments are allocated to the Variable Account):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE
    APPLICABLE TIME PERIOD:
    AIM V.I. Capital Appreciation Fund.........  $80    $124    $162     $239
    AIM V.I. Diversified Income Fund...........  $82    $128    $169     $252
    AIM V.I. Global Utilities Fund.............  $90    $135    $183     $331
    AIM V.I. Government Securities Fund........  $85    $138    $184     $284
    AIM V.I. Growth Fund.......................  $81    $127    $167     $248
    AIM V.I. Growth and Income Fund............  $85    $137    $183     $282
    AIM V.I. International Equity Fund.........  $85    $136    $182     $280
    AIM V.I. Money Market Fund.................  $78    $118    $151     $216
    AIM V.I. Value Fund........................  $80    $124    $162     $239
   2. IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS
    ANNUITIZED:
    AIM V.I. Capital Appreciation Fund.........  $21    $ 65    $111     $239
    AIM V.I. Diversified Income Fund...........  $22    $ 69    $118     $252
    AIM V.I. Global Utilities Fund.............  $30    $ 93    $158     $331
    AIM V.I. Government Securities Fund........  $25    $ 78    $133     $284
    AIM V.I. Growth Fund.......................  $22    $ 68    $116     $248
    AIM V.I. Growth and Income Fund............  $25    $ 77    $132     $282
    AIM V.I. International Equity Fund.........  $25    $ 77    $131     $280
    AIM V.I. Money Market Fund.................  $19    $ 58    $100     $216
    AIM V.I. Value Fund........................  $21    $ 65    $111     $239

  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of AIM Variable Insurance Funds, Inc. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.

  These examples reflect the annual $35 Annuity Account Fee as an annual charge of .07% of assets, based on an anticipated average Annuity Account Value of $50,000.

  The Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

  INQUIRIES. Inquiries from Owners or prospective purchasers should be directed to CIGNA Individual Insurance, Annuity & Variable Life Service
Center: Routing S249, Hartford, CT 06152-2249, Telephone (800) 552-9898.

-------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

  There follows, for each of the nine Sub-Accounts available under the Contracts during the Variable Account's fiscal year ended December 31, 1995, information regarding the changes in the accumulation unit values during the eleven months ended December 31, 1995, the fiscal years ended January 31, 1995 and January 31, 1994, and the number of accumulation units outstanding at December 31, 1995. During 1995, the Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995. The beginning accumulation unit value for each Sub-Account was $10.00.

                                                                                   NUMBER OF
                         ACCUMULATION UNIT ACCUMULATION UNIT ACCUMULATION UNIT ACCUMULATION UNITS
                           ENDING VALUE      ENDING VALUE      ENDING VALUE      OUTSTANDING AT
      SUB-ACCOUNT           AT 01/31/94       AT 01/31/95       AT 12/31/95         12/31/95
      -----------        ----------------- ----------------- ----------------- ------------------
AIM V.I. Capital
 Appreciation...........   $12.38041595      $11.73552614      $15.92378352        13,216,713
AIM V.I. Diversified
 Income.................   $10.74882414      $ 9.93099697      $11.58511339         3,747,828
AIM V.I. Global
 Utilities*.............   $        --       $10.23506635      $12.50840432           571,320
AIM V.I. Government
 Securities.............   $10.25974178      $ 9.77511075      $10.99124674         1,672,986
AIM V.I. Growth.........   $11.44824866      $10.49090794      $13.97787385         7,342,011
AIM V.I. Growth and
 Income*................   $        --       $10.21572537      $13.38512650         2,779,812
AIM V.I. International
 Equity.................   $12.29642468      $10.73834133      $13.15613040         6,249,610
AIM V.I. Money Market...   $10.08363319      $10.37828057      $10.77544248         6,071,486
AIM V.I. Value..........   $11.92155242      $11.52168559      $15.50537319        16,590,052

*  May 2, 1994 Fund Inception Date

-------------------------------------------------------------------------------

THE PURPOSE OF THIS PROSPECTUS

  This Prospectus contains information about the individual and group AIM/CIGNA Heritage Variable Annuity Contract (the "Contract") which provides fixed or variable accumulations or a combination of both, and fixed and/or variable annuity payments starting at the Annuity Date. It describes the Contract's uses and objectives, its benefits and costs, and the rights and privileges of the Owner. It also contains information about the Company, the Variable Account, the Fixed Account and the Fund. It has been carefully prepared in non-technical language to help you decide whether the purchase of a Contract will fit your needs. We urge you to read it carefully and retain it for future reference.

-------------------------------------------------------------------------------

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUND

  THE COMPANY. Connecticut General Life Insurance Company is a stock life insurance company incorporated in Connecticut in 1865. Its Executive Office mailing address is Hartford, Connecticut 06152, Telephone (860) 726-6000. It does business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

  THE FIXED ACCOUNT. The Fixed Account is made up of the general assets of the Company other than those allocated to any separate account. The Fixed Account is part of the Company's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor the Company's general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

  The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such payment is made. In addition, all or part of the Owner's Annuity Account Value may be transferred to such Sub-Accounts available under the Contract as described under "Transfer Privilege." Instead of the Owner assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, the Company guarantees it will credit a specified minimum interest rate to amounts allocated to the Fixed Account.

  Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of the Company's general account assets and are available to fund the claims of all creditors of the Company. All of the Company's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or the Company's general account. Instead, a specified rate of interest, declared in advance, is credited to amounts allocated to the Fixed Account. This rate is guaranteed to be at least 3% per year. The Company may credit interest at a rate in excess of 3% per year; however, the Company is not obligated to credit any interest in excess of 3% per year.

  The Company will invest the assets of the general account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

  If the Owner maintains Annuity Account Values within a Fixed Account Sub-Account for the duration of the Sub-Account's Guaranteed Period, the Company guarantees that it will credit interest at the guaranteed rate specified for the Sub-Account. In the event the Owner withdraws any amount from the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period for any reason, the withdrawn amount is subjected to a MVA (see "Market Value Adjustment") and a withdrawal charge, if applicable. The Company guarantees, however, that an Owner will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account under the Contracts, regardless of any application of the MVA (that is, the MVA will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). Application of any withdrawal charge may cause the amount realized to be less than the net interest credited at 3% per year. The Company reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for such withdrawal or transfer is received by the Company.

  THE VARIABLE ACCOUNT. The basic objective of a variable annuity contract is to provide variable accumulation of Premium Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contracts are designed to seek to accomplish this objective by providing that Annuity Account Values and/or Variable Annuity payments will reflect the investment performance of the Sub-Accounts of the Variable Account with respect to amounts allocated to Sub-Accounts of the Variable Account. (See "Annuity Options".) Since Sub-Accounts of the Variable Account are always fully invested in shares of corresponding portfolios of the Fund, their investment performance reflects the investment performance of those portfolios. Values of Fund shares held by the Variable Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Fund's management to make necessary changes in its portfolios to anticipate changes in economic conditions. Therefore, the Owner bears the entire investment risk that the basic objectives of the Contract may not be realized and that the adverse effects of inflation may not be lessened. There can be no assurance that the total surrender proceeds or the aggregate amount of annuity payments will equal or exceed the Premium Payments made with respect to a particular Owner's Annuity Account.

   CG Variable Annuity Separate Account (the "Variable Account") was established by the Company as a separate account on May 15, 1992 pursuant to a resolution of its Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

  The Variable Account is registered with the Commission as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission.

  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific portfolio of the Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. (The Variable Account will purchase and redeem Fund shares on an aggregate basis.) The Variable Account will be fully invested in Fund shares at all times.

  AIM VARIABLE INSURANCE FUNDS, INC. AIM Variable Insurance Funds, Inc. (the "Fund") is an open-end investment management company registered under the Act. Shares of the various portfolios of the Fund may be sold to other separate accounts established by the Company or by other insurance companies to fund other variable annuity or variable life insurance contracts. A I M Advisors, Inc., ("AIM") the Fund's investment adviser, its affiliates, and any insurance companies with separate accounts investing in the Fund will be responsible for reporting to the Fund's Board of Directors any potential or existing conflicts between the interests of variable annuity contract owners/participants and the interests of owners of variable life insurance contracts that provide for investment in shares of the Fund. The Board of Directors, a majority of whom are not "interested persons" of the Fund, as that term is defined in the Act, also will monitor the Fund to identify the existence of any such irreconcilable material conflicts and to determine what action, if any, should be taken by the Fund and/or AIM, and its affiliates (see "Management of the Fund" in the Fund Prospectus).

  The Fund is currently composed of nine independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Fund are issued in nine series, each corresponding to one of the portfolios. Additional portfolios may be added to the Fund which may or may not be available for investment by the Variable Account.

  AIM V.I. CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

  AIM V.I. DIVERSIFIED INCOME FUND ("DIVERSIFIED INCOME FUND") is a diversified portfolio which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

  AIM V.I. GLOBAL UTILITIES FUND ("GLOBAL UTILITIES FUND"), formerly AIM V.I. Utilities Fund, is a non-diversified portfolio which seeks to achieve a high level of current income, and as a secondary objective capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

  AIM V.I. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND") is a diversified portfolio which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

  AIM V.I. GROWTH FUND ("GROWTH FUND") is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by AIM to have strong earnings momentum.

  AIM V.I. GROWTH AND INCOME FUND ("GROWTH & INCOME FUND") is a diversified portfolio which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

  AIM V.I. INTERNATIONAL EQUITY FUND ("INTERNATIONAL FUND") is a diversified portfolio which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

  AIM V.I. MONEY MARKET FUND ("MONEY MARKET FUND") is a diversified portfolio which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a diversified portfolio of money market instruments.

  AIM V.I. VALUE FUND ("VALUE FUND") is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

  AIM is paid fees by the Fund for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to each of the funds in The AIM Family of Funds(R), and to certain other investment companies. AIM operates as an autonomous organization and the obligation of performance with respect to the investment advisory agreement is solely that of AIM. The Company undertakes no obligation in this respect.

  THERE IS NO ASSURANCE THAT ANY SERIES WILL ACHIEVE ITS STATED OBJECTIVE. A more detailed description of the Fund, its investment objectives, policies and restrictions and expenses may be found in the accompanying current Prospectus of the Fund and in the Fund's Statement of Additional Information. Information contained in the Fund's Prospectus should be read carefully before allocating Premium Payments or making transfers to a Sub-Account of the Variable Account.

-------------------------------------------------------------------------------

PREMIUM PAYMENTS AND ANNUITY ACCOUNT VALUES DURING ACCUMULATION PERIOD

  PREMIUM PAYMENTS. All initial and subsequent Premium Payments are to be paid to an authorized agent of the Company or to the Company at: CGLIC Annuity Services, P.O. Box 30790, Hartford, CT 06150; or if by overnight courier:
Fleet Bank, 20 Church Street, 20th Floor MSN 275, Hartford CT 06120, Attn:
Lynn Johnson, Hartford Lock Box Department, Ref: Lock Box #30790. The Company will not accept an initial Premium Payment from a Purchaser which is less than $2,500 ($2,000 for IRAs). In addition, any allocation of such initial Premium Payment must be in minimum amounts of $2,500 per Fixed Account Sub-Account and $100 per Variable Account Sub-Account. The Company will accept subsequent Premium Payments in minimum amounts of $2,500 (for amounts to be allocated to each Fixed Account Sub-Account) and $100 (for amounts to be allocated to each Variable Account Sub-Account). The Company may reduce the minimum Premium Payment requirements under group contracts where Premium Payments are made by each Owner through employee payroll deduction. The Company may also reduce the minimum Premium Payment requirements for Owners who use the Contract under a program which qualifies under Section 403 or 408 of the Code. The prior approval of the Company is required before it will accept any Premium Payment in excess of $1,000,000.

  A completed Contract Application, if required, or Order to Purchase and the Initial Premium Payment must be received by the Company for acceptance. Upon acceptance, the Contract is issued to the Owner and the Initial Premium Payment is then credited to the Owner's Annuity Account. An Initial Premium Payment must be credited within two business days of receipt by the Company of a completed Contract Application or Order to Purchase containing information sufficient to issue the Contract. The Company may retain the Premium Payment for up to five business days while attempting to obtain any missing information. If sufficient information is not obtained within five business days of receipt of the Premium Payment, the prospective Owner will be informed of the reasons for the delay and the Premium Payment will be returned immediately unless the prospective Owner specifically consents to the Company's retaining the Premium Payment until sufficient information is obtained.

  Subsequent Premium Payments are also forwarded to the Company for acceptance. Upon acceptance, the Premium Payment is credited to the Owner's Annuity Account. A subsequent Premium Payment received by the Company prior to the closing time of the New York Stock Exchange (currently 4 p.m. Eastern
Time) will be applied on the same day of receipt.

  An Owner, or Annuitant if the Owner is a non-natural person, may be no more than 85 years of age on the Date of Issue. The Company reserves the right in its sole discretion not to accept a Premium Payment. In addition, the payment by the Company of any amount under the Contract which is derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until such time as the Company determines the check or draft has been honored.

  OWNER'S ANNUITY ACCOUNT. The Company will establish an Owner's Annuity Account upon its acceptance of an initial Premium Payment. Each subsequent Premium Payment under the Contract will be credited to the Owner's Annuity Account.

The Company will maintain the Annuity Account for the Owner during the Accumulation Period. The Contract's Annuity Account Value for any Valuation Period is equal to the sum of the variable accumulation value, if any, plus the fixed accumulation value, if any, of the Annuity Account for that Valuation Period.

  ANNUITY ACCOUNT CONTINUATION. The Annuity Account shall be continued automatically in full force for the Owner until the earlier of: (1) the Annuity Date; (2) all death benefits under the Contract are paid; (3) the Contract is surrendered; and (4) the Annuity Account Value no longer meets the requirements specified in the "Minimum Value Requirement." Cash withdrawals may cause the Annuity Account to be discontinued by the Company.

  ALLOCATION OF PREMIUM PAYMENT(S). The Initial Premium Payment and any Subsequent Premium Payment(s) will be allocated among the Sub-Accounts available in connection with the Fixed Account or the Variable Account, or to a combination of both as specified by the Owner. Subject to the $2,500 Fixed Account Sub-Account and $100 Variable Account Sub-Account minimum allocations specified above (See "Premium Payments"), the Company will allocate the Initial Premium Payment as specified by the Owner. Subsequent Premium Payments will also be allocated as initially specified by the Owner unless the Company receives different allocation instructions In Writing from the Owner. Allocations to multiple sub-accounts will be made in whole percentages. At this time, no more than 18 Fixed Account and Variable Account Sub-Accounts may be opened during the life of the Contract. The Company may expand this number at a future date. If applicable allocation instructions would result in an allocation to a Fixed Account Sub-Account that does not meet the $2,500 minimum, then the Company will promptly seek further instructions from the Owner regarding allocation of the premium. In certain states, with respect to Premium Payments received before or during the Right to Examine Contract period and allocated to the Variable Account, the Company will allocate such Premium Payments to the AIM V.I. Money Market Fund during the Right to Examine Contract period (see "Right to Examine Contract"). After expiration of this period the Company will allocate the initial Premium Payment as specified by the Owner (see "Right to Examine Contract").

  FIXED ACCUMULATION VALUE. The fixed accumulation value of a Purchaser's Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts credited to the Annuity Account for such Valuation Period.

  GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Each Sub-Account will maintain a Guaranteed Period with a duration ranging from one to ten years. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and Subsequent Premium Payments, or portions thereof, and transfer amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless withdrawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-Account (the "Expiration Date"). Any portion of the Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer Privilege" below, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable market value adjustment (see "MVA").

  The Company will notify the Owner in writing at least 60 days prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless the Company receives, within the 60 day period prior to the end of such Guaranteed Period, a written election by the Owner to transfer the Guaranteed Period Amount, in accordance with the Transfer Privilege provision, to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by the Company at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve transfers per Contract Year limitations or the additional Fixed Sub-Account transfer restrictions (see "Transfer Privilege").

  GUARANTEED INTEREST RATES. The Company periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Guaranteed Interest Rates offered at any time may be changed by the Company depending on interest rates on investments available to the Company and other factors as described below, but once established, rates will be guaranteed for the entire duration of the Sub-Account's respective Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Annuity Account Fees, MVA, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the MVA.

  The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the MVA. The Company has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which the Company intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, the Company's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by the Company; general economic trends; and competitive factors. There is no obligation to declare a rate in excess of 3%; the Owner assumes the risk that declared rates will not exceed 3%. The Company has complete discretion to declare any rate of at least 3%, regardless of market interest rates, the amounts earned by the Company on its investments, or any other factors.

  VARIABLE ACCUMULATION VALUE. The variable accumulation value of an Owner's Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to the Owner's Annuity Account for such Valuation Period.

  CREDITING VARIABLE ACCUMULATION UNITS. Upon the Company's acceptance of an Initial Premium Payment and any Subsequent Premium Payment(s), all or that portion, if any, of the Premium Payment(s) to be allocated to any Sub-Accounts in accordance with the allocation factors will be credited to the Owner's Annuity Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Sub-Account by the Variable Accumulation Unit value for the particular Sub-Account for the Valuation Period during which the Premium Payment is received and accepted. Subsequent Premium Payments are applied upon receipt.

  VARIABLE ACCUMULATION UNIT VALUE. The Variable Accumulation Unit value for each Sub-Account was established at $10 for the first Valuation Period of the particular Sub-Account. The Variable Accumulation Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and such value may increase, decrease or remain the same from Valuation Period to Valuation Period in accordance with the Net Investment Factor. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. For a description of the Net Investment Factor and a hypothetical example of the calculation of the value of a Variable Accumulation Unit, see the Statement of Additional Information. The investment performance of the portfolio of the Fund corresponding to the applicable Sub-Account, expenses, and the deduction of certain charges affect the Variable Accumulation Unit Value.

OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

  The Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

  DOLLAR COST AVERAGING. Dollar Cost Averaging is a program which, if elected by the Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Account Sub-Account to one or more of the Contract's Variable Account Sub-Account at regular intervals as selected by the Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.

  Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account of at least $1,000 or the One-Year Fixed Account Sub-Account value of at least $2,500. The minimum amount per month to allocate is $50 (subject to the 18 Sub-Account limitation described under "Allocation of Premium Payments" above). Enrollment in this program may occur at any time by calling the Annuity & Variable Life Service Center or by providing the information requested on the Dollar Cost Averaging election form to the Company and ensuring that sufficient value is in the Money Market Sub-Account or the One-Year Fixed Account Sub-Account. Transfers to any Fixed Account Sub-Account or from a Fixed Account Sub-Account other than the One-Year Fixed Account Sub-Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

  Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the One-Year Fixed Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Contract is surrendered.

  The Dollar Cost Averaging program may not be active following the Annuity Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.

  The Company does not control the Fund and cannot guarantee that it or any Series thereunder will accept transfers under the Dollar Cost Averaging program. Therefore, the Company reserves the right to discontinue or change this program at any time. THERE IS NO GUARANTEE THAT THE DOLLAR COST AVERAGING PROGRAM WILL RESULT IN ANNUITY ACCOUNT VALUES WHICH EQUAL OR EXCEED ANY INITIAL PREMIUM PAYMENT OR SUBSEQUENT PREMIUM PAYMENT MADE. The Dollar Cost Averaging program may not achieve its objective. There is no guarantee that the program will result in a profit, or protect against loss, nor is there any guarantee that it produces better results than a single lump-sum investment.

  AUTOMATIC REBALANCING. Automatic Rebalancing is an option which, if elected by the Owner, periodically restores to a pre-determined level the percentage of Contract Value allocated to each Variable Account Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected when the Contract was purchased, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a request to the Company.

  If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Account Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account Sub-Account is not available for Automatic Rebalancing.

  Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once the rebalancing option is activated, any Variable Account Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Account Sub-Account may also cause termination of the Automatic Rebalancing option. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing the Annuity & Variable Life Service Center.

  The Automatic Rebalancing program may not be active following the Annuity Date. There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.

TRANSFER PRIVILEGE

  ACCUMULATION PERIOD. During the Accumulation Period the Owner may, upon request, transfer all or part of any of the Purchaser's Annuity Account Value(s) to one or more Sub-Accounts available under the Contract. Transfers from Fixed Account Sub-Accounts and Variable Account Sub-Accounts are subject to the following conditions: (1) an Owner is limited to twelve transfers each Contract Year unless otherwise authorized by the Company in writing; (2) the amount being transferred may not be less than $1,000 from a Fixed Account Sub-Account or $100 from a Variable Account Sub-Account, unless the entire value of the Fixed or Variable Account Sub-Account is being transferred; (3) the amount transferred to any Fixed Account Sub-Account may not be less than $2,500, or $100 to a Variable Account Sub-Account; (4) the Annuity Account Value remaining in a Fixed Sub-Account may not be less than $2,500, and not less than $50 in a Variable Sub-Account; and (5) no transfers are permitted during the Right to Examine period. With the exception of transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period, all transfers from any Fixed Sub-Account are subject to the following additional conditions: (1) an Owner may make only one transfer from each Fixed Sub-Account in any Contract Year; and (2) The amount transferred from any Fixed Sub-Account may not exceed 15% of the Annuity Account Value in the Sub-Account on the transfer's effective date. Transfers from Fixed Account Sub-Accounts may be subject to a MVA. Amounts transferred into a Fixed Account Sub-Account will earn interest at the Guaranteed Interest Rate declared by the Company for that Guaranteed Period as of the effective date of the transfer (subject to any future MVA).

  The Company reserves the right to otherwise restrict the transfer privilege in any way or to eliminate it entirely. The Company also reserves the right to defer transfer of amounts from the Fixed Account for a period not to exceed six (6) months from the date a request for such transfer is received by the Company.

  Transfer requests in Writing must be upon a form acceptable to the Company. Telephone transfers will be allowed automatically, unless the Owner specifically declines this privilege in the Contract Application or Order to Purchase. Owners may effect telephone transfers by calling the Annuity & Variable Life Service Center.

  The Company will take the following procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for specific information to validate the request. All calls will be recorded. All transactions performed will be confirmed by the Company in writing. The Company is not liable for any loss, cost or expense for acting on telephone instructions which are believed to be genuine in accordance with these procedures.

  Transfers of all or a portion of any Guaranteed Period Amount will be subject to the MVA described below unless the transfer becomes effective upon the Expiration Date of such Guaranteed Period. Transfers involving Variable Accumulation Units shall be subject to such terms and conditions as may be imposed by the Fund. A transfer from a Sub-Account of the Variable Account will be effective on the date the request for transfer is received by the Company, provided such request is received by the Company prior to 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective the next succeeding day upon which the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to the Owner for making a transfer.

  ANNUITY PERIOD. After the Annuity Date the Payee may, by filing a request in writing with the Company, exchange the value of a designated number of Annuity Units of particular Variable Sub-Accounts then credited under the Contract into other Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date, and such exchanges may be made only between Variable Account Sub-Accounts. Exchanges will be made using the Annuity Unit values for the Valuation Period during which any request for exchange is received by the Company.

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                       DISTRIBUTIONS UNDER THE CONTRACT

  CASH WITHDRAWALS. At any time prior to the Annuity Date and during the lifetime of the Owner, or of the Annuitant if the Owner is a non-natural person, an Owner may elect to receive a cash withdrawal payment from the Company. Any such withdrawal from the Variable Account will be effective on the date that it is received by the Company and will be processed within seven days of the Company's receipt of such request, except as the Company may be permitted to defer such payment in accordance with the Act and applicable state insurance law.

  The Owner may request a full surrender (see "Surrender of the Contracts") or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of the Owner's Annuity Account Value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable MVA plus any applicable withdrawal charge and premium taxes. The Company, upon request, will advise the Owner of the amounts that would be payable in the event of a full surrender or partial withdrawal.

  A partial cash withdrawal must be in a minimum amount of at least $1,000. When electing such a partial withdrawal, the Owner must instruct the Company as to: 1) the amount to be withdrawn; and 2) the Sub-Account(s) from which the withdrawal shall occur. Partial withdrawals may not reduce the total Annuity Account Value below $1,000. In the event the Owner does not specify the Sub-Account(s) from which the withdrawal shall occur, the Company will withdraw the requested amount pro-rata from each Sub-Account maintained by the Owner. If such a pro-rata withdrawal reduces the value of any Fixed Sub-Account balance below $2,500 and/or any Variable Sub-Account balance below $50, the Company will transfer the value of those Sub-Accounts to that Variable Sub-Account of the Owner maintaining the highest value, or to the Fixed Account if there is no Variable Sub-Account maintaining a balance greater than $50.

  ALL CASH WITHDRAWALS FROM ANY FIXED ACCOUNT SUB-ACCOUNT WILL BE SUBJECT TO THE MVA, EXCEPT THOSE WHICH BECOME EFFECTIVE UPON THE EXPIRATION DATE OF SUCH SUB-ACCOUNT'S GUARANTEED PERIOD. If an Owner makes a partial cash withdrawal, the Company will assess any applicable withdrawal charge, MVA, and premium taxes pro rata against the amounts remaining in each Sub-Account to which an Owner's Annuity Account is allocated. If a full Surrender of the Contract is requested by the Owner, the Company will assess any applicable withdrawal charges, MVA, Annuity Account Fee, and premium taxes against the amount withdrawn. See "Contract Charges and Fees". The Annuity Account Fee and any applicable MVA will be deducted from the Annuity Account before the application of any withdrawal charge.

  The Company reserves the right to defer the payment of amounts withdrawn or transferred from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal or transfer is received by the Company. (See "Deferral of Payment.")

  Cash withdrawals from a Variable Account Sub-Account will result in the cancellation of Variable Accumulation Units attributable to the Owner's Annuity Account with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Annuity Account Value is reduced (which amount will include any applicable withdrawal charge). The cancellation of such units will be based on the Variable Accumulation Unit values of the Variable Account Sub-Accounts at the end of the Valuation Period during which the cash withdrawal request is received.

  A cash withdrawal may have federal income tax consequences. See "Federal Tax Matters".

  MINIMUM VALUE REQUIREMENT. If a partial withdrawal is requested which would cause an Owner's Annuity Account Value to fall to less than $1,000, then the partial withdrawal will be treated as a request for a full surrender. In addition, the Company will terminate a Contract and pay the Owner as if the Contract were surrendered if no Premium Payments are made to the Company under the Contract for three consecutive years and the Annuity Account Value has fallen below $1,000 during this period. Prior to exercising this right to terminate, the Company will provide the Owner with thirty (30) days notice and the opportunity to make an additional Premium Payment to increase the Annuity Account Value above the minimum amount. On termination, the Owner will receive the amount which would have been paid had the Contract been fully surrendered. The Company also reserves the right to transfer any Fixed Sub-Account balance which has a value below $2,500 and any Variable Sub-Account balance which has a value below $50 to that Variable Sub-Account of the Owner maintaining the highest value, or to the Fixed Account if there is no Variable Account Sub-Account maintaining a balance greater than $50.

  SECTION 403(B) ANNUITIES. The Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for these Contracts to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988 ("Pre-1989 Salary Reduction Account Value")) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Salary Reduction Account Value(s), salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Annuity Account Value(s)").

  Withdrawals of Restricted Annuity Account Value(s) are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. Hardship (and other) withdrawals may be subject to a 10% tax penalty, in addition to any withdrawal charge, MVA, Annuity Account Fee, and premium taxes applicable under the Contract.

  Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Annuity Account Value to one or more alternative funding options. An Owner should consult the documents governing his or her plan and the person who administers the plan for information as to such investment alternatives.

  With respect to these restrictions on withdrawals from the Variable Account, the Company is relying upon a no-action letter dated November 28, 1988 from the staff of the Commission to the American Council of Life Insurance, the requirements for which have been or will be complied with by the Company.

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                                DEATH BENEFITS

  DEATH BENEFIT PROVIDED BY THE CONTRACTS. In the event of the death of any Owner prior to the Annuity Date, the Company will pay a death benefit to the Beneficiary upon receipt of due proof of death of the Owner. If there is no designated Beneficiary living on the date of death of the deceased Owner, the Company will, upon receipt of due proof of death of both the deceased Owner and the designated Beneficiary, pay the death benefit in one lump sum to the deceased Owner's estate. If the death of any Annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

  ELECTION AND EFFECTIVE DATE OF ELECTION. During the lifetime of the Owner and prior to the Annuity Date, the Owner may elect In Writing to have the death benefit applied under the Annuity Options for the Beneficiary after the death of the Owner.

  If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect (a) to receive the death benefit in the form of a single cash payment; or (b) to have the death benefit applied under the Annuity Options (on the Annuity Date described under "Payment of Death Benefit") for the Beneficiary. Such election may be made by filing with the Company an election in writing. An Owner's election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date it is received by the Company. Any Annuity Option elected by the Beneficiary will become effective on the later of: (a) the date the election is received by the Company; or (b) the date due proof of the death of the deceased Owner is received by the Company. If an election by the Beneficiary is not received by the Company within 60 days following the date due proof of the death of the Owner is received by the Company, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment.

  The Annuity Option elected by the Owner or the Beneficiary may be restricted by the Code. See "Federal Tax Matters" for further discussion.

  PAYMENT OF DEATH BENEFIT. If the death benefit is to be paid in cash to the Beneficiary, subject to the Company's receipt of due proof of death, payment will be made within seven days of the date the election becomes effective or is deemed to become effective, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Act. If the death benefit is to be paid in one lump sum to the estate of the Owner, payment will be made within seven (7) days of the date due proof of the death of the Owner and/or the designated Beneficiary, as applicable, is received by the Company except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Act. If payment is to be made under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election, and the Owner's Annuity Account will be maintained in effect until the Annuity Date.

  AMOUNT OF DEATH BENEFIT. No MVA or withdrawal charges are assessed against amounts which are applied toward payment of a death benefit. The amount of the death benefit is determined as of the effective date or deemed effective date of the death benefit election (not as of the date of death), and unless there is a transfer of ownership, is equal to the greater of (1) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or deemed to become effective, and (2) the sum of all Premium Payments made under the Contract, less the sum of all partial withdrawals from the Contract.

  On and after the effective date of each transfer of ownership, the amount of the Death Benefit applicable to the new Owner will be equal to the greater of
(1) Annuity Account Value on the date of such transfer of ownership, plus the sum of all Premium Payments made on or after the effective date of such transfer, less the sum of all partial withdrawals made on or after the effective date of such transfer, or (2) the Annuity Account Value for the Valuation Period during which the Death Benefit election is effective or is deemed to become effective.

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SURRENDER OF THE CONTRACTS

  At any time before the Annuity Date, the Owner may elect to surrender the Contract and receive a cash payment from the Company. On the Surrender Date the Owner's Annuity Account will be canceled and the Annuity Account Value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable MVA, will be paid to the Owner within seven days of the Surrender Date in the form of a cash payment except as the Company may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. The Company reserves the right, however, to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by the Company.

  Because withdrawals from an Owner's Annuity Account may be subject to a withdrawal charge, a MVA, and applicable taxes and fees, and because the Owner assumes the investment risk with respect to amounts allocated to the Variable Account, the total amount paid upon total surrender of the Contract (taking any prior cash withdrawals into account) may be more or less than the total Premium Payments made. Following a surrender of the Contract, or if the Contract terminates for any other reason, all rights of the Owner, Annuitant, and Beneficiary will terminate.

  A surrender may have federal income tax consequences. See "Federal Tax
Matters".

-------------------------------------------------------------------------------

ANNUITY PROVISIONS

  ANNUITY DATE. Annuity payments will begin on the first day of the month following the Annuity Date selected by the Purchaser, as specified in the Contract Application or Order to Purchase. In most states, the date selected by the Owner may not be sooner than 30 days following the Date of Issue. This date may be changed by the Owner from time to time by notifying the Company in writing, provided that notice of each change is received by the Company at least 45 days prior to the then current Annuity Date and the new Annuity Date is a date which is: (1) at least 30 days after the effective date of the change; (2) the first day of a month; and (3) not later than the first day of the first month following the Annuitant's 90th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. The Annuity Date may also be changed by an election of an Annuity Option as described in the Death Benefit section of this Prospectus.

  On the Annuity Date the Owner's Annuity Account will be canceled and the Annuity Account Value, minus any applicable Annuity Account Fee and premium taxes, will be applied to provide an annuity under one or more of the options described below. No MVA or withdrawal charges will be imposed upon amounts applied to purchase an annuity. NO PAYMENTS MAY BE REQUESTED UNDER THE CONTRACT'S CASH WITHDRAWAL PROVISIONS ON OR AFTER THE ANNUITY DATE.

  Since the Contracts offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, reference should be made to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

  ELECTION -- CHANGE OF ANNUITY OPTION. During the lifetime of the Owner and prior to the Annuity Date, the Owner may elect one or more of the Annuity Options described below, or such other Annuity Option as may be agreed to by the Company. The Owner may also change any election, but notice in writing of any election or change of election must be received by the Company at least 45 days prior to the Annuity Date.

  If no election is in effect on the 30th day prior to the Annuity Date and the Contract is used by the Owner in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)),
Section 403, Section 408(c), Section 408(k), or Section 457 of the Code, the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, will be deemed to have been elected if required by such retirement plan. If the Contract is not used by the Owner in connection with one of these plans, the Owner will be deemed to have elected Life Annuity with 120 Monthly Payments Certain.

  At any time the Owner may (in writing) request annuitization of the then current Annuity Account Value in accordance with any one of the Annuity Options described below. In such event, no withdrawal charge or MVA will be imposed at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option elected.

  Reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options which may be elected. NO CHANGE OF ANNUITY OPTION IS PERMITTED AFTER THE ANNUITY DATE.

  ANNUITY OPTIONS. The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. An Owner may elect a Fixed Annuity, a Variable Annuity, or a combination of both. If electing a combination, the Owner must specify what part of the Annuity Account is to be applied to each Fixed and Variable Annuity Option. (If no such election is received by the 30th day prior to the Annuity Date, the portion of the Annuity Account to be applied for a Fixed Annuity and/or a Variable Annuity will be determined on a pro rata basis from the composition of the Annuity Account on the Annuity Date. Thus, any amounts in the Variable Account will be applied to a Variable Annuity, and amounts in the Fixed Account will be applied to a Fixed Annuity.) Variable Annuity payments will be based on the Sub-Account(s) selected by the Owner, or on the allocation of the Annuity Account Value among the Sub-Accounts.

  A FIXED ANNUITY provides for Annuity Option payments which will remain constant pursuant to the terms of the Annuity Option elected. The effect of choosing a Fixed Annuity is that the amount of each payment will be set on the Annuity Date and will not change. If a Fixed Annuity is selected, the Variable Account used to provide the Fixed Annuity will be transferred to the general account of the Company, and the annuity payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the settlement age of the Annuitant (determined in accordance with the Contract). The Fixed Annuity payment amounts are determined by applying the Annuity Payment Rates found in the Contract to the portion of the Annuity Account Value allocated to the Fixed Annuity Option selected by the Owner, or, if more favorable to the Payee(s), by applying the Annuity Payment Rates published by the Company and in use on the Annuity Date. The rates found in the Contracts show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. This rate may be changed by the Company with respect to Contracts established after the effective date of such change (see "Modification").

  A VARIABLE ANNUITY provides for payments that fluctuate or vary in dollar amount, based on the investment performance of a Variable Account Sub-Account. The Variable Annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the Sub-Account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the Sub-Account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

  The amount of the first Variable Annuity payment is determined by the variable annuity provisions selected and, for some options, the settlement age of the Annuitant (determined in accordance with the Contract). All Variable Annuity payments other than the first are determined by means of Annuity Units credited to the contract with respect to the particular payee. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege -- Annuity Period" section. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment by the Annuity Unit Value for that Sub-Account for the first Valuation Period occurring on or immediately prior to the first day of each month. The annual Annuity Account Fee is deducted, pro rata, from each Variable Annuity payment.

  The Owner may choose to receive annuity payments under any one of the Annuity Options described below. The Company may consent to other plans of payment before the Annuity Date.

  If the Contract is used by the Owner in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)),
Section 403, Section 408(c), Section 408(k), or Section 457 of the Code, a Joint and Survivor Annuity will be offered under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor the monthly payment payable will be determined in the same manner as during the joint lifetime of the Payee and the designated second person.

FIXED ANNUITY OPTIONS

  LIFE ANNUITY OPTION. An annuity payable monthly to the Payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, etc.

  LIFE ANNUITY WITH CERTAIN PERIOD OPTION. An Annuity providing monthly income to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.

  CASH REFUND LIFE ANNUITY OPTION. An annuity payable monthly to the Payee during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Payee will receive an additional payment equal to the excess, if any, of (a) over (b) where: (a) is the initial value of the proceeds applied under this option; and (b) is the dollar amount of payments already paid.

  ANNUITY CERTAIN OPTION. An amount payable monthly for the number of years selected which may be from 5 to 30 years.

VARIABLE ANNUITY OPTIONS

  VARIABLE LIFE ANNUITY OPTION. A Variable Annuity payable monthly to the Payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. Under this option, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, etc.

  VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION. A Variable Annuity providing monthly income to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

  VARIABLE ANNUITY CERTAIN OPTION. A variable amount payable monthly for the number of years selected which may be from 5 to 30 years. The value of the variable annuity certain is determined by first converting an Owner's number of annuity units into dollars based on the value of the annuity units. Thereafter the dollar value is divided by an annuity certain payment factor to obtain the total value of the variable annuity certain. The annuity certain payment factor is determined by calculating the number of monthly payments remaining from the date of withdrawal to the end of the variable annuity certain period and discounting such payments to a present value using an assumed interest rate of 3%. The Annuitant may elect that the Payee receive all or a portion of this present value.

  ADDITIONAL ANNUITY OPTIONS. Any proceeds payable under the Contract may also be settled under any other method of settlement (including joint and survivor settlement options under joint life annuities) offered by the Company at the time of the request.

DETERMINATION OF ANNUITY PAYMENTS. On the Annuity Date, the adjusted value of
(i) the Fixed Account and (ii) the Variable Account will be applied to provide for payments under the selected Annuity Option. The adjusted value will be equal to the Annuity Account Value at the end of the Valuation Period which ends immediately preceding the Annuity Date, reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date, and minus premium or similar taxes.

  If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, the Company will pay the amount to be applied in a single payment to the Payee designated by the Owner.

-------------------------------------------------------------------------------

                           CONTRACT CHARGES AND FEES

  As more fully described below, charges under the Contracts offered by this Prospectus are assessed in four ways: (1) as withdrawal charges (contingent deferred sales charges); (2) as deductions for Contract administration expenses and, if applicable, for premium taxes; (3) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses; and (4) as MVAs on certain withdrawals from the Fixed Account. In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are described in the Fund's Prospectus and Statement of Additional Information.

  WITHDRAWAL CHARGES. No deduction for sales charges is made from a Premium Payment. However, if a cash withdrawal of a Premium Payment is made, a withdrawal charge (contingent deferred sales charge) may be assessed by the Company. The length of time between the Company's acceptance of the Premium Payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contracts including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.

  Each Premium Payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, amounts are deemed to be withdrawn in the order in which they were received by the Company. For example, the Company will deem amounts first withdrawn to be from the oldest Premium Payment accepted by the Company. After these amounts are exhausted, the Company will deem amounts withdrawn to be from the second oldest Premium Payment accepted by the Company, and so on until all of an Owner's Premium Payments have been withdrawn. After all Premium Payments have been deemed withdrawn, the Company will deem further withdrawals to be from net investment results attributable to such Premium Payments, if any.

  Subject to the Free Partial Withdrawal described below, Premium Payment amounts withdrawn from an Owner's Annuity Account will be assessed the following withdrawal charge (after being adjusted by any applicable MVA):

             WITHDRAWAL
               CHARGE
             PERCENTAGE                   YEAR APPLICABLE
             ----------                   ---------------
          7%.............. During 1st Year since Premium Payment accepted
          7%.............. During 2nd Year since Premium Payment accepted
          7%.............. During 3rd Year since Premium Payment accepted
          6%.............. During 4th Year since Premium Payment accepted
          6%.............. During 5th Year since Premium Payment accepted
          5%.............. During 6th Year since Premium Payment accepted
          4%.............. During 7th Year since Premium Payment accepted
          0%.............. Thereafter

  On withdrawal, any applicable Annuity Account Fee will be deducted from, and any Market Value Adjustment will be made to, the Owner's Annuity Account before the application of any withdrawal charge. The withdrawal charge is then assessed against the amounts remaining in the Owner's Annuity Account. If the Owner's Annuity Account is allocated among more than one Sub-Account within the Contract, the withdrawal charge will be assessed pro rata against the amounts remaining within the Sub-Accounts from which the withdrawal occurred. If the Sub-Accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, the deficiency will be assessed pro rata against all amounts remaining within the Sub-Accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then the withdrawal charge will be deducted from the amount paid. The withdrawal charge is not imposed on a Premium Payment withdrawn after the end of the seventh year from the Company's acceptance of such Premium Payment, nor is the withdrawal charge imposed upon payment of the Death Benefit or upon amounts applied to an Annuity Option.

  The Company may, upon notice to the Owner, modify the withdrawal charges provided that such modification shall apply only to an Owner's Annuity Account established after the effective date of such modification (see
"Modification"). For examples of withdrawals, surrenders, withdrawal charges and the MVA, see the Statement of Additional Information.

  FREE PARTIAL WITHDRAWAL. Upon request in writing, an Owner may withdraw during each Contract Year prior to the Annuity Date a portion of Premium Payments made to the Owner's Annuity Account without the imposition of a withdrawal charge. This privilege continues until all Premium Payments made to the Owner's Annuity Account are considered withdrawn. Up to 15% of the total amount of a Owner's Premium Payments may be withdrawn, in one or more increments, without a withdrawal charge each Contract Year. The amount must be at least $1,000.

  Additional withdrawals may be made free of surrender charges under certain circumstances, pursuant to riders to the Contract. A Nursing Care Rider, for example, permits additional (but not unlimited) withdrawals free of surrender charges when the Owner is confined to a hospital or nursing care facility.

  An Owner must specify the Sub-Account(s) from which the amount will be withdrawn. If an Owner does not specify the Sub-Account(s) from which the withdrawal will occur, the Company will withdraw the amount pro rata from all the Owner's Sub-Accounts.

  If an Owner requests to withdraw less than 15% of the Premium Payments, such Owner may make further withdrawals in the same Contract Year until the 15% Free Partial Withdrawal provision is utilized.

  Withdrawals under this provision may be paid as a lump sum or, upon consent of the Company, paid over equal installments no more frequently than monthly.

  A Free Partial Withdrawal may have federal income tax consequences. See "Federal Tax Matters".

  ANNUITY ACCOUNT FEE. On the last Valuation Date of each contract year, the Company deducts an annual policy administration fee ("Annuity Account Fee") on a pro rata basis from all of an Owner's Sub-Accounts equal to $35 to partially reimburse it for administrative expenses relating to the issue and maintenance of the Contract and the Owner's Annuity Account. Thereafter the full $35 Annuity Account Fee will be assessed annually. If the Contract is surrendered, a $35 Annuity Account Fee will be deducted. On the Annuity Date, the Annuity Account Value will be reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, an annual $35 Annuity Account Fee will be deducted in approximately equal amounts from each Variable Annuity payment made during the year. No Annuity Account Fee will be deducted from Fixed Annuity payments. If applicable state law requires, the $35 Annuity Account Fee will be reduced to a lesser amount. The annual Annuity Account Fee will be waived each year that the Purchaser's Annuity Account Value equals or exceeds $100,000 on the last Valuation Date of that year.

  ADMINISTRATIVE FEE. The Company also deducts a daily Administrative Fee from the assets of each Sub-Account of the Variable Account to partially reimburse it for administrative expenses relating to the issue and maintenance of the Contract and the Owner's Annuity Account. This charge is currently at an effective annual rate of 0.10% (equal to a daily rate of 0.0002738361% of the assets in each Sub-Account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account. The Company does not anticipate realizing any profit from this fee.

  PREMIUM TAXES. Premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract will be deducted if applicable. It is currently the Company's practice to deduct such taxes, if any, at the time the Annuity Account Value, or any portion thereof, is withdrawn or annuitized (although the deduction could, in the future, be taken from Premium Payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon the Owner's state of residence.

  No charges are currently made for federal, state or local taxes other than state premium taxes. However, the Company reserves the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that the Company determines to be attributable to the Contracts.

  CHARGE FOR MORTALITY AND EXPENSE RISKS. The mortality risk assumed by the Company arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The Company assumes this mortality risk by virtue of annuity rates incorporated into the Contract which cannot be changed. The Company also assumes a mortality risk in connection with the Death Benefits. The expense risk assumed by the Company is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses incurred by the Company.

  For assuming these risks, the Company makes a deduction from the Variable Account at the end of each Valuation Period at an effective annual rate of 1.15% (calculated at a daily rate of 0.0031327553% of the assets in the Variable Account). (The approximate portion of this charge estimated to be attributable to mortality risks is 0.65%; the approximate portion of this charge estimated to be attributable to expense risks is 0.50%.) If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, the Company will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to the Company. The Company expects to realize a profit from this charge. No deduction for these risks is made from the Fixed Account.

  The Company assumes the risk that withdrawal charges assessed under the Contracts may be insufficient to compensate the Company for the costs of distributing the Contracts. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from the Company's general corporate funds, which may include amounts derived from the mortality and expense risk charge.

  The Contracts provide that the Company may modify the mortality and expense risk charges; however, such modification shall apply only with respect to an Owner's Annuity Account established after the effective date of such modification.

  MVA. Any cash withdrawal or transfer of a Fixed Account Guaranteed Period Amount, other than a withdrawal or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a MVA. The MVA will be applied to the amount being withdrawn or transferred after deduction of any applicable Annuity Account Fee and before deduction of any applicable withdrawal charge.

  The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's withdrawal or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of withdrawal or transfer is more than .50% lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the Premium Payment was allocated (or less than 0.50% lower), the application of the MVA will generally result in a lower payment upon withdrawal or transfer.

  The MVA is computed by applying the following formula:

                                    (1+A)N
                                    (1+B)N
Where:

  A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.

  B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to the Company associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of .50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative MVA. If Index Rates "A" and "B" are within .25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made.

  N = The number of years remaining in the Guaranteed Period (e.g. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

  Straight line interpolation is used for periods to maturity not quoted.

  See the Statement of Additional Information for examples of the application of the MVA.

-------------------------------------------------------------------------------

OTHER CONTRACT PROVISIONS

  DEFERRAL OF PAYMENT. The Company may defer the calculation and payment of partial withdrawal and full surrender values, transfers or Death Benefits from any Variable Account Sub-Account during any period:

    (1)(a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (b) during which trading on the New York Stock Exchange is restricted as determined by the Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Fund is not reasonably practicable or
  (b) it is not reasonably practicable to determine the value of the net assets of the Fund or (3) for such other periods as the Commission may by order permit for the protection of security holders.

  The Company reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by the Company. If payment or transfer is deferred beyond thirty (30) days, the Company will pay interest of not less than 3% per year on amounts so deferred.

  In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to the Company by check or draft may be postponed until the Company determines the check or draft has been honored.

  DESIGNATION AND CHANGE OF BENEFICIARY. The Beneficiary designation contained in the Contract Specifications will remain in effect until changed. The right to change any Beneficiary is reserved to the Owner. Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Owner is living by filing with the Company a beneficiary designation or revocation in writing. The change or revocation will not be binding upon the Company until it is recorded by the Company. When it is so recorded the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed, but the change or revocation will be without prejudice to the Company with regard to any payment made or any action taken by the Company prior to recording the change or revocation.

  Reference should be made to the terms of a particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

  EXERCISE OF CONTRACT RIGHTS. A Contract shall belong to the Owner. All Contract rights and privileges may be expressly reserved by the Owner. Such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Owner and prior to the Annuity Date, except as otherwise provided in the Contract.

  Unless provided otherwise, the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases the Owner prior to the Annuity Date, the Owner becomes the Annuitant until the Owner designates a new Annuitant to the Company in writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payee(s) may thereafter exercise such rights and privileges, if any, of ownership which continue.

  TRANSFER OF OWNERSHIP. The Owner of a Non-Qualified Contract may transfer the ownership of the Contract prior to the Annuity Date. A transfer of ownership will not be binding upon the Company until written notification is received and recorded by the Company. When such notification is so recorded, the change will be effective as of the effective date specified by the Owner, but the change will be without prejudice to the Company regarding any payment made or any action taken by the Company prior to recording the change. Upon the transfer of ownership, the level of Death Benefits available to the subsequent Owner will be different from that available to the previous Owner (see "Death Benefits" above).

  Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Code for the benefit of the Purchaser; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

  A transfer of ownership may have federal income tax consequences. See "Federal Tax Matters".

  DEATH OF OWNER. If the Owner of a Non-Qualified Contract dies before the Annuity Date, the death benefit payable under the Contract, if any, must be distributed to the Beneficiary, if then alive, either (1) within five years after the date of death of the Owner, or (2) over some period not greater than the life or expected life of the Beneficiary, with annuity payments beginning within one year after the date of death of the Owner. The person named as the Owner's Beneficiary in the Contract Application or Order to Purchase shall be considered the designated beneficiary for the purposes of Section 72(s) of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

  These mandatory distribution requirements will not apply when the designated beneficiary is the spouse of the deceased Owner, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

  If the Payee dies after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contracts.

  VOTING OF FUND SHARES. The Company will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. The Owner is the person having the right to give voting instructions prior to the Annuity Date. If an Owner elects a Variable Annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as annuity payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio of the Fund. There are no voting rights associated with the Fixed Account or a Fixed Annuity before or after the Annuity Date.

  Any shares attributable to the Company and Fund shares for which no timely voting instructions are received will be voted by the Company in the same proportion as the shares for which instructions are received from Owners. Voting instructions must be received by the Company at least one day prior to the shareholders meeting in order to be considered timely.

  Owners participating under Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which are funded by the Contracts may be entitled to instruct the Owners as to how to instruct the Company to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular employee's Annuity Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

  Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act, nor any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

  All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person known by the Company to have the right to give voting instructions at least ten days prior to each meeting of the shareholders of the Fund. The number of Fund shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days prior to each such meeting. Prior to the Annuity Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner's Annuity Account by the net asset value of one Fund share as of the same date. The Fund is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

  If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so. Fund shares held by the Company or its affiliates in which Owners or other persons entitled to vote have no beneficial interest may be voted by the shareholder thereof (the Company or its affiliates) in its sole discretion.

  ADDITION, DELETION, OR SUBSTITUTION OF SECURITIES. The Company does not control the Fund and cannot guarantee that it or any Portfolio thereunder will be available for investment in the future or that it or any Portfolio thereunder will accept Premium Payments or transfers. In the event the Fund or any Portfolio thereunder is not available, the Company reserves the right to make changes in the Variable Account and its investments, and may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although it is not required to do so and may not actually do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then all Annuity Account values could be maintained in the Fixed Account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then transfer privileges under the Contract may be changed, modified or revoked.

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any Sub-Account thereof) or that the Variable Account (or any Sub-Account thereof) may purchase. The Company may eliminate the shares of any of the Portfolios of the Fund and substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or of a Portfolio are no longer available for investment, or if the Company determines that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account. If any of these events occurs, substitution of any shares attributable to an Owner's interest in a Sub-Account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners. The Company shall make any appropriate endorsement to the Contracts to reflect any substitution pursuant to this provision.

  New Sub-Accounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company. Each additional Sub-Account will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. The Company may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Sub-Account is eliminated, the Company will notify Owners and request a reallocation of the amounts invested in the eliminated Sub-Account.

  CHANGE IN OPERATION OF VARIABLE ACCOUNT. At the Company's election and if deemed in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the Act or any other form permitted by law; de-registered under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

  MODIFICATION. Upon notice to the Owner(s) (or the Payee(s) after the Annuity
Date), the Contracts may be modified by the Company if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-Account(s) (see "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Company may make appropriate endorsement in the Contracts to reflect such modification.

  In addition, upon notice to the Owner the Contracts may be modified by the Company to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the MVA, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, the Company must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Contracts established prior to the effective date of such modification.

  DISCONTINUANCE OF NEW PURCHASES. The Company reserves the right to limit or discontinue the acceptance of new Contract Applications and Orders to Purchase and the issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.

  RIGHT TO EXAMINE CONTRACT. If the Owner is not satisfied with a Contract it may be returned by mailing it to the Company at the Annuity & Variable Life Service Center mailing address listed on the cover of this Prospectus within ten days, or longer if state law requires, after it was received by the Owner. A Owner may not make transfers during this period. When the Company receives the returned Contract it will be canceled and in most states the Owner will receive a refund equal to the Owner's Annuity Account Value at the end of the Valuation Period during which the returned Contract was received by the Company.

  Where state law requires, the full amount of any initial Premium Payment and subsequent Premium Payment(s) if any, received by the Company will be refunded and/or the period may be extended to 20 days. In those states, the Company will place the Premium Payment(s) that are allocated to Sub-Accounts of the Variable Account in the AIM V.I. Money Market Fund until the end of the Right to Examine period. This period will be deemed to commence on the day the Contract is mailed, and on the first business day after the end of such period, the Premium Payments will be allocated as specified by the Owner.

  IRA RIGHT OF REVOCATION. With respect to Individual Retirement Accounts, under the Employee Retirement Income Security Act of 1974 ("ERISA") an Owner establishing an Individual Retirement Account must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the Individual Retirement Account is established. If the Owner is furnished with such disclosure statement before the seventh day preceding the date the Individual Retirement Account is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh day preceding the establishment of the Individual Retirement Account, then the Owner may give a notice of revocation to the Company at any time within seven days after the Date of Issue. Upon such revocation, the Company will refund the Premium Payment made by the Owner. The foregoing right of revocation with respect to an Individual Retirement Account is in addition to the return privilege set forth in the preceding paragraph. The Company will allow a participant establishing an Individual Retirement Account a "ten day free-look", notwithstanding the provisions of ERISA.

  PERIODIC REPORTS. At least once each calendar year, the Company will provide an Owner a report showing the Annuity Account Value at the end of the preceding calendar year, all transactions during the calendar year, the current Annuity Account Value, the number of Accumulation Units in each Variable Sub-Account, the applicable Variable Accumulation Unit Value(s) as of the date of the report and the interest rate credited to the Fixed Account Sub-Account(s). In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive such reports as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.

-------------------------------------------------------------------------------

FEDERAL TAX MATTERS

  INTRODUCTION. The Contracts described in this Prospectus are designed for use by individuals to accumulate Annuity Account Values and may be used by retirement plans, whether or not they qualify for special federal income tax treatment. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depends on the Company's tax status, on the type of retirement plan for which a Contract is purchased, and upon the tax and employment status of the individual concerned.

  The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

  TAXATION OF ANNUITIES. The following discussion assumes the Contracts will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

  IN GENERAL. Code Section 72 governs taxation of annuities. In general, a Owner is not taxed on increases in value under a Contract until some form of distribution is made under the Contract. The exception to this rule is that generally, an Owner who is not a natural person must include in income any increase in the excess of the Owner's Annuity Account Value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value (or the Contract) generally will be treated as a distribution.

  The following discussion generally applies to Contracts owned by natural persons.

  WITHDRAWALS AND SURRENDERS. In the case of a withdrawal distributed to a participant or beneficiary under a Qualified Contract (other than a Qualified Contract used in a retirement plan that qualifies for special income tax treatment under Section 457 of the Code, as to which there are special rules) a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total Annuity Account Value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distribution from Qualified Contracts.

  Generally, in the case of a partial withdrawal under a Non-Qualified Contract before the Annuity Date (including systematic withdrawals), amounts received are first treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The Annuity Account Value immediately before a withdrawal may have to be increased by any positive MVA which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of MVAs, and the Owner should contact a competent tax advisor with respect to the potential tax consequences of a MVA.

  In the case of a full surrender under a Non-Qualified Contract, the amount received is generally treated as taxable income to the extent the net amount received exceeds the "investment in the contract" at that time.

  ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Option elected under the Contract, in general, only the portion of an annuity payment that represents the amount by which the Annuity Account Value exceeds the investment in the Contract will be taxed; after the investment in the Contract is recovered, the full amount of any additional annuity payments is taxable. For Variable Annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. The entire distribution will, however, be taxable once the recipient has recovered the dollar amount of the "investment in the contract." For Fixed Annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount or each annuity payment is taxable.

  PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract (including systematic withdrawals, other partial withdrawals, surrenders, and any other distribution), there may be imposed a penalty tax equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the Owner is age 59 1/2;
(2) made as a result of death of the Owner or disability of the taxpayer; or
(3) received in substantially equal installments as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of an Owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above.

  MULTIPLE CONTRACTS. All non-qualified, deferred annuity contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same investor. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one Contract or other annuity contracts.

  TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS. A transfer of ownership of a Contract; the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner; the selection of certain Annuity Dates; or a change of Annuitant; may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment or change should contact a competent tax adviser in respect to the potential tax effects of such a transaction.

  WITHHOLDING. Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. Different rules may apply to United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

  SECTION 1035 EXCHANGES. Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code Section 1035 should consult their tax advisers.

  QUALIFIED PLANS. The Qualified Contract is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, the Company makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Owners and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Owners of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract therefor.

  SECTION 403(B) PLANS. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  INDIVIDUAL RETIREMENT ANNUITIES. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

  CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS. Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

  DEFERRED COMPENSATION PLANS. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                          * * * * * * * * * * * * * *

  The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend, and are subject to change. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax advisor with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

-------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS

  CIGNA Financial Advisors, Inc. ("CFA") located at 900 Cottage Grove Road, Bloomfield, Connecticut 06002 is the principal underwriter and the distributor of the Contracts. CFA is a wholly-owned subsidiary of Connecticut General Corporation, which is an affiliate of CIGNA Corporation. CFA may enter into contracts with various broker-dealers to aid in the distribution of the Contracts. The commissions paid to dealers are no greater than 6.75% of Premium Payments.

-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE DATA

  The Company may from time to time disclose the current annualized yield of the Money Market Sub-Account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Series or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 variable accumulation unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

  The Company may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The Company may also advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

  The Company may also advertise or disclose annual average total returns for one or more Sub-Accounts of the Variable Account for various period of time. The standardized total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, one year, five years, and ten years (if the Sub-Account has been in operation for those periods), and a period measured from the date the Sub-Account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

  The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be 0%. The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

  All non-standard performance data will only be advertised if the standard performance data is also disclosed. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market Sub-Account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a Sub-Account and a Sub-Account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

  The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

                      STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   THE CONTRACTS-GENERAL PROVISIONS........................................   3
    The Contracts..........................................................   3
    Loans..................................................................   3
    Non-Participating Contracts............................................   3
    Misstatement of Age....................................................   3
    Assignment.............................................................   3
    Evidence of Survival...................................................   3
    Endorsement of Annuity Payments........................................   3
   TAXATION OF THE COMPANY.................................................   3
   INVESTMENT EXPERIENCE...................................................   4
    Variable Accumulation Unit Value and Variable Accumulation Value.......   4
    Net Investment Factor..................................................   4
   SAMPLE CALCULATIONS AND TABLES..........................................   4
    Variable Account Calculations..........................................   4
    Withdrawal Charge and MVA Tables.......................................   5
   STATE REGULATION OF THE COMPANY.........................................   6
   ADMINISTRATION..........................................................   7
   DISTRIBUTION OF THE CONTRACTS...........................................   7
   CUSTODY OF ASSETS.......................................................   7
   HISTORICAL PERFORMANCE DATA.............................................   7
    Money Market Sub-Account Yield.........................................   7
    Other Sub-Account Yields...............................................   8
    Total Returns..........................................................   8
    Other Performance Data.................................................   9
   LEGAL MATTERS...........................................................   9
   LEGAL PROCEEDINGS.......................................................   9
   EXPERTS.................................................................   9
   FINANCIAL STATEMENTS....................................................   9
    Connecticut General Life Insurance Company.............................  10
    CG Variable Annuity Separate Account...................................  28

                      STATEMENT OF ADDITIONAL INFORMATION

                      AIM/CIGNA HERITAGE VARIABLE ANNUITY

                                Issued through

                     CG VARIABLE ANNUITY SEPARATE ACCOUNT

                                  Offered by
                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                             Home Office Location
                            900 Cottage Grove Road
                          Hartford, Connecticut 06152

                        CIGNA Individual Insurance

                         Annuity & Variable Life

                      Service Center: Routing S-249

                         Hartford, CT 06152-2249

                              (800) 552-9898

This Statement of Additional Information ("Statement") expands upon subjects discussed in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus
dated December   , 1996, by calling (800) 552-9898, or by writing to
Connecticut General Life Insurance Company at the mailing address shown above. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS AND CG VARIABLE ANNUITY SEPARATE ACCOUNT.

Dated: December   , 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE CONTRACTS-GENERAL PROVISIONS...........................................   3
  The Contracts............................................................   3
  Loans....................................................................   3
  Non-Participating Contracts..............................................   3
  Misstatement of Age......................................................   3
  Assignment...............................................................   3
  Evidence of Survival.....................................................   3
  Endorsement of Annuity Payments..........................................   3
TAXATION OF THE COMPANY....................................................   3
INVESTMENT EXPERIENCE......................................................   4
  Variable Accumulation Unit Value and Variable Accumulation Value.........   4
  Net Investment Factor....................................................   4
SAMPLE CALCULATIONS AND TABLES.............................................   4
  Variable Account Calculations............................................   4
  Withdrawal Charge and Market Value Adjustment Tables.....................   5
STATE REGULATION OF THE COMPANY............................................   6
ADMINISTRATION.............................................................   7
DISTRIBUTION OF THE CONTRACTS..............................................   7
CUSTODY OF ASSETS..........................................................   7
HISTORICAL PERFORMANCE DATA................................................   7
  Money Market Sub-Account Yield...........................................   7
  Other Sub-Account Yields.................................................   8
  Total Returns............................................................   8
  Other Performance Data...................................................   9
LEGAL MATTERS..............................................................   9
LEGAL PROCEEDINGS..........................................................   9
EXPERTS....................................................................   9
FINANCIAL STATEMENTS.......................................................   9
  Connecticut General Life Insurance Company...............................  10
  CG Variable Annuity Separate Account.....................................  28

  In order to supplement the description in the Prospectus, the following provides additional information about Connecticut General Life Insurance Company (the "Company") and the Contracts which may be of interest to a Contract Owner. Terms have the same meaning as in the Prospectus, unless otherwise indicated.

-------------------------------------------------------------------------------

                       THE CONTRACTS--GENERAL PROVISIONS

  THE CONTRACTS. A Contract, attached riders, amendments, any application, and any applications for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

  The Company may change or amend the Contracts if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or federal law, rule or regulation.

  LOANS. Under the Contracts, loans are not permitted.

  NON-PARTICIPATING CONTRACTS. The Contracts do not participate or share in the profits or surplus earnings of the Company.

  MISSTATEMENT OF AGE. If the age of the Annuitant is misstated, any amounts payable by the Company under the Contract will be adjusted to be those amounts which the Premium Payments would have purchased for the correct age, according to the Company's rates in effect on the Date of Issue. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum.

  ASSIGNMENT. During the lifetime of the Annuitant the Owner may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but the rights of the Owner and any Beneficiary are subject to the terms of the assignments. An assignment will not be binding on the Company until the original assignment or a certified copy has been filed at the Annuity & Variable Life Service Center. The Company is not responsible for the validity of the assignment. An assignment may have income tax consequences. Rights under Qualified Contracts may not be assignable.

  EVIDENCE OF SURVIVAL. The Company reserves the right to require evidence of the survival of any Payee at the time any payment payable to such Payee is due under the following Annuity Options: Life Annuity (fixed), Life Annuity with Certain Period (fixed), Cash Refund Life Annuity (fixed), Variable Life Annuity, and Variable Life Annuity with Certain Period.

  ENDORSEMENT OF ANNUITY PAYMENTS. The Company will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee, and the Company may require that proof of the Annuitant's survival be furnished.

-------------------------------------------------------------------------------

                            TAXATION OF THE COMPANY

  The Company at present is taxed as a life insurance company under part I of Subchapter L of the Internal Revenue Code of 1986, as amended. The Variable Account is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by the Company with respect to the Variable Account or the Contracts, the Company may make a charge for any such amounts that are attributable to the Variable Account.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             INVESTMENT EXPERIENCE

  On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each Variable Account Sub-Account. The portion of an Owner's Annuity Account Value held in any Variable Account Sub-Account is equal to the number of Sub-Account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

  VARIABLE ACCUMULATION UNIT VALUE AND VARIABLE ACCUMULATION VALUE. Upon receipt of a Premium Payment by the Company, all or that portion, if any, of the Premium Payment to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received by the Company (for the initial Premium Payment, for the Valuation Period during which the Premium Payment is accepted).

  The Variable Accumulation Unit Value for each Variable Account Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Accumulation Unit Value for the particular Variable Account Sub-Account for any subsequent Valuation Period is determined by multiplying the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

  The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Variable Account for such Valuation Period. The variable accumulation value of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Account Sub-Account by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period.

  NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease, or remain the same.

  The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

   (a) is the net result of:

      (1) the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

      (2) the per share amount of any dividend or other distribution declared on the Fund shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

      (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

    (b) is the net asset value of the Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

    (c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

-------------------------------------------------------------------------------

                        SAMPLE CALCULATIONS AND TABLES

VARIABLE ACCOUNT CALCULATIONS

  VARIABLE ACCUMULATION UNIT VALUE CALCULATION. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of 0.000034461823 (the daily equivalent of the current charge of 1.25% on an annual basis) gives a net investment factor of 1.002395672. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73891772 ($14.7036925 X 1.002395672).

  VARIABLE ANNUITY UNIT VALUE CALCULATION. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.610565 [$13.5791357 X 1.00239672 (the net investment factor) X
0.99991902]. 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of three percent (3%) per year used to establish the Annuity Payment Rates found in the Contract.

  VARIABLE ANNUITY PAYMENT CALCULATION. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Sub-Account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT TABLES

  The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively. Since an intial deposit of $100,000 is assumed, the annual $35 Annuity Account Fee is waived in the following examples.

-------------------------------------------------------------------------------

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES

    Single Premium.....................................................          $100,000
    Premium Taxes......................................................             0
    Withdrawals........................................................            None
    Guaranteed Period..................................................          5 years
    Guaranteed Interest Rate...........................................            6.00%
    Annuity Date.......................................................           Age 70
    Index Rate A.......................................................            6.5%
    Index Rate B....................................................... 7.00% end of policy year 1
                                                                        6.75% end of policy year 1
                                                                        6.00% end of policy year 1
                                                                        5.50% end of policy year 1
    Percentage Adjustment to B.........................................            0.50%

-------------------------------------------------------------------------------

                          SURRENDER VALUE CALCULATION

             (1)      (2)      (3)      (4)      (5)      (6)       (7)
          -------- -------- -------- -------- -------- --------- ---------
                    INDEX   ADJUSTED          GREATER
CONTRACT  ANNUITY    RATE   ANNUITY  MINIMUM     OF    SURRENDER SURRENDER
  YEAR     VALUE    FACTOR   VALUE    VALUE   (3)&(4)   CHARGE     VALUE
--------  -------- -------- -------- -------- -------- --------- ---------
   1      $106,000 0.963307 $102,111 $103,000 $103,000  $5,950   $ 97,050
   2      $112,360 0.992991 $111,572 $106,090 $111,572  $5,950   $105,622
   3      $119,102 1.000000 $119,102 $109,273 $119,102  $5,950   $113,152
   4      $126,248 1.004717 $126,843 $112,551 $126,843  $5,100   $121,743
   5      $133,823 1.000000 $133,823 $115,927 $133,823  $5,100   $128,723

-------------------------------------------------------------------------------

                           ANNUITY VALUE CALCULATION

       CONTRACT YEAR                                      ANNUITY VALUE
       -------------                                --------------------------
             1                                      $100,000 X 1.06 = $106,000
             2                                      $106,000 X 1.06 = $112,360
             3                                      $112,360 X 1.06 = $119,102
             4                                      $119,102 X 1.06 = $126,248
             5                                      $126,248 X 1.06 = $133,823

-------------------------------------------------------------------------------

                         SURRENDER CHARGE CALCULATION

                         (1)                     (2)                  (3)
                    ------------- -------------------------------- ---------
                      SURRENDER   SURRENDER CHARGE FACTOR ADJUSTED SURRENDER
    CONTRACT YEAR   CHARGE FACTOR   FOR FREE PARTIAL WITHDRAWALS    CHARGE
    -------------   ------------- -------------------------------- ---------
          1             0.07                   0.0595               $5,950
          2             0.07                   0.0595               $5,950
          3             0.07                   0.0595               $5,950
          4             0.06                   0.0510               $5,100
          5             0.06                   0.0510               $5,100

-------------------------------------------------------------------------------

                        MARKET VALUE ADJUSTMENT TABLES

                      INTEREST RATE FACTOR CALCULATION
    ----------------------------------------------------------------------------------
                        (1)           (2)             (3)           (4)          (5)
                       ------       ------       ------------       ---       --------
                       INDEX        INDEX          ADJUSTED                    (1+A)N
    CONTRACT YEAR      RATE A       RATE B       INDEX RATE B        N         (I+B)N
    -------------      ------       ------       ------------       ---       --------
          1            6.50%        7.00%           7.50%             4       0.963307
          2            6.50%        6.75%           6.75%             3       0.992991
          3            6.50%        6.00%           6.50%             2       1.000000
          4            6.50%        5.50%           6.00%             1       1.004717
          5            6.50%           NA              NA             0       1.000000

-------------------------------------------------------------------------------

                               MINIMUM VALUE CALCULATION
           -------------------------------------------------------------------
           CONTRACT YEAR                                  MINIMUM VALUE
           -------------                            --------------------------
                 1                                  $100,000 X 1.03 = $103,000
                 2                                  $103,000 X 1.03 = $106,090
                 3                                  $106,090 X 1.03 = $109,273
                 4                                  $109,273 X 1.03 = $112,551
                 5                                  $112,551 X 1.03 = $115,927

-------------------------------------------------------------------------------

                        STATE REGULATION OF THE COMPANY

  The Company, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. An annual statement is filed with the Connecticut Department of Insurance each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine the liabilities and reserves of the Company and the Variable Account, and a full examination of the Company's operations is conducted periodically by the Connecticut Department of Insurance. In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed to operate.

  A Contract is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.

-------------------------------------------------------------------------------

                                ADMINISTRATION

  The Company performs certain administrative functions relating to the Contracts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts.

-------------------------------------------------------------------------------

                         DISTRIBUTION OF THE CONTRACTS

  The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the principal underwriter for the Contracts, CIGNA Financial Advisors, Inc. ("CFA"), Bloomfield, Connecticut, which is an affiliate of the Company as well as of CIGNA Corporation. CFA is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CFA also acts as the general distributor of other variable annuity contracts and of variable life insurance contracts issued by the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 6.75% of Premium Payments. The Company received $521,227 in deferred sales charges attributable to the Variable Account portion of the Contracts during the eleven months ended December 31, 1995.

  Sales charges on the Contracts are as described in the Prospectus. There are no variations in sales load.

-------------------------------------------------------------------------------

                               CUSTODY OF ASSETS

  The Company is the Custodian of the assets of the Variable Account. The Company will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Account Sub-Accounts in accordance with the instructions of the Purchasers and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts of the Company and separate and apart from the Company's general account assets. The Company maintains records of all purchases and redemptions of shares of the Fund held by each of the Sub-Accounts of the Variable Account. Additional protection for the assets of the Variable Account is afforded by the Company's fidelity bond covering the acts of officers and employees of the Company which is presently (as of November 1, 1996) in the amount of $100,000,000.

-------------------------------------------------------------------------------

                          HISTORICAL PERFORMANCE DATA

  Historical performance data as of December 31, 1995 for each of the Sub-Accounts of the Separate Account follows in the Financial Statements.

  MONEY MARKET SUB-ACCOUNT YIELD. The Company may from time to time disclose the current annualized yield of the Money Market Sub-Account, which invests in the Money Market Fund, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Fund attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

  The Company may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The effective yield is calculated by compounding the unannualized base period return according to the following formula:

  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) /3//6//5///7/] - 1

  The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

OTHER SUB-ACCOUNT YIELDS. The Company may from time to time advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by:
(i) dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

  Yield = 2 [(a - b + 1)/6/  - 1]
             ------
               cd

  Where:

  a = Net investment income earned during the period by the Fund attributable to shares owned by the Sub-Account.

  b = Expenses accrued for the period.

  c = The average daily number of accumulation units outstanding during the period.

  d = The maximum offering price per accumulation unit on the last day of the period.

  Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract. Withdrawal charges range from 7% to 5% of the amount withdrawn on total Premium Payments paid less prior partial surrenders, based on the Contract Year of surrender.

  The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Fund's investments and its operating expenses.

TOTAL RETURNS. The Company may from time to time also advertise or disclose annual average total returns for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

  Total returns will be calculated using Sub-Account Unit Values which the Company calculates on each Valuation Period based on the performance of the Sub-Account's underlying Portfolio, and the deductions for the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. The resulting percentage is deducted from the return in calculating the ending redeemable value. These figures will not reflect any premium taxes or charges or credits for market value adjustments. Total return calculations will reflect the effect of withdrawal charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

      P(l + T)n = ERV

  Where: P = A hypothetical initial Premium Payment of $1,000.

      T = Average annual total return.

      n = Number of years in the period.

     ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

OTHER PERFORMANCE DATA. The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be 0%.

  The Company may also from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the withdrawal charge percentage will be 0%.

      CTR = (ERV/P) - 1

  Where: CTR = The cumulative total return net of Sub-Account recurring charges for the period.

     ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

      P = A hypothetical initial payment of $10,000

  All non-standard performance data will only be advertised if the standard performance data is also disclosed.

  The Company may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

-------------------------------------------------------------------------------

                                 LEGAL MATTERS

  Legal advice regarding certain matters relating to the federal securities laws applicable to the issuance of the Contracts described in this Prospectus has been provided by George N. Gingold, Esq., 197 King Philip Drive, West Hartford, CT 06117. All matters of Connecticut law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Robert A. Picarello, Chief Counsel, Individual Insurance, CIGNA Companies.

-------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

-------------------------------------------------------------------------------

                                    EXPERTS

  The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 included in this Statement of Additional Information, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Statement of Additional Information is a part.

-------------------------------------------------------------------------------

                             FINANCIAL STATEMENTS

  The consolidated financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet the obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate credited by the Company during a Guaranteed Period.

  The Financial Statements of the Variable Account as of December 31, 1995 are also included. The Account changed its fiscal year from January 31 to December 31 effective in the year beginning January 1, 1996. Accordingly, the accompanying financial statements include the eleven month transition period ended December 31, 1995.

-------------------------------------------------------------------------------

  REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Shareholder of
 Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

February 13, 1996

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  FINANCIAL
  STATEMENTS

                                                           FOR THE YEAR ENDED
CONSOLIDATED STATEMENTS OF INCOME                             DECEMBER 31,
AND RETAINED EARNINGS                                     ----------------------
                                                           1995    1994    1993
                                                          ------  ------  ------
                                                             (IN MILLIONS)
REVENUES
Premiums and fees........................................ $4,998  $4,960  $4,704
Net investment income....................................  3,138   2,805   2,742
Realized investment gains (losses).......................     (7)     27     (65)
Other revenues...........................................      9       8      15
                                                          ------  ------  ------
    Total revenues.......................................  8,138   7,800   7,396
                                                          ------  ------  ------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses.................  5,892   5,574   5,215
Policy acquisition expenses..............................    127      89      84
Other operating expenses.................................  1,358   1,363   1,351
                                                          ------  ------  ------
    Total benefits, losses and expenses..................  7,377   7,026   6,650
                                                          ------  ------  ------
INCOME BEFORE INCOME TAXES ..............................    761     774     746
                                                          ------  ------  ------
Income taxes (benefits):
  Current................................................    301     220     433
  Deferred...............................................    (44)     45    (197)
                                                          ------  ------  ------
    Total taxes..........................................    257     265     236
                                                          ------  ------  ------
NET INCOME...............................................    504     509     510
Dividends declared.......................................   (252)   (300)   (190)
Retained earnings, beginning of year.....................  2,968   2,759   2,439
                                                          ------  ------  ------
RETAINED EARNINGS, END OF YEAR........................... $3,220  $2,968  $2,759
                                                          ======  ======  ======


The Notes to Financial Statements are an integral part of these statements.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  FINANCIAL
  STATEMENTS

                                                              AS OF DECEMBER 31,
CONSOLIDATED BALANCE SHEETS                                  ---------------------
                                                               1995    1994
                                                             -------- -------
                                                                (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value (amortized cost,
     $20,031; $8,571)....................................... $ 22,046 $ 8,324
    Held to maturity, at amortized cost (fair value,
     $10,075)...............................................       --  10,061
  Mortgage loans............................................   10,218   8,975
  Equity securities, at fair value (cost, $54; $109)........       66     119
  Policy loans..............................................    6,925   5,237
  Real estate...............................................    1,158   1,442
  Other long-term investments...............................      193     128
  Short-term investments....................................      254     143
                                                             -------- -------
      Total investments.....................................   40,860  34,429
Cash and cash equivalents...................................       --      80
Accrued investment income...................................      626     578
Premiums and accounts receivable............................      991     911
Reinsurance recoverables....................................    1,258   2,533
Deferred policy acquisition costs...........................      689     700
Property and equipment, net.................................      319     346
Current income taxes........................................       21     119
Deferred income taxes, net..................................      403     661
Goodwill....................................................      503     518
Other assets................................................      149     135
Separate account assets.....................................   18,177  14,498
                                                             -------- -------
      Total................................................. $ 63,996 $55,508
                                                             ======== =======
LIABILITIES
Contractholder deposit funds................................ $ 29,762 $26,696
Future policy benefits......................................    8,547   7,875
Unpaid claims and claim expenses............................    1,151   1,096
Unearned premiums...........................................       95      84
                                                             -------- -------
      Total insurance and contractholder liabilities........   39,555  35,751
Accounts payable, accrued expenses and other liabilities....    1,872   1,632
Separate account liabilities................................   18,075  14,427
                                                             -------- -------
      Total liabilities.....................................   59,502  51,810
                                                             ======== =======
CONTINGENCIES - NOTE 11
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).........................       30      30
Additional paid-in capital..................................      766     764
Net unrealized appreciation (depreciation) on investments...      476     (66)
Net translation of foreign currencies.......................        2       2
Retained earnings...........................................    3,220   2,968
                                                             -------- -------
      Total shareholder's equity............................    4,494   3,698
                                                             -------- -------
      Total................................................. $ 63,996 $55,508
                                                             ======== =======

The Notes to Financial Statements are an integral part of these statements.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  FINANCIAL
  STATEMENTS

                                                         FOR THE YEAR ENDED
                                                            DECEMBER 31,
CONSOLIDATED STATEMENTS OF CASH FLOWS                  -------------------------
                                                        1995     1994     1993
                                                       -------  -------  -------
                                                            (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income...........................................  $   504  $   509  $   510
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
  Insurance liabilities..............................      (90)    (249)     251
  Reinsurance recoverables...........................    1,201      282     (392)
  Premiums and accounts receivable...................       32     (188)      85
  Deferred income taxes, net.........................      (44)      45     (197)
  Other assets.......................................      (14)      68       54
  Accounts payable, accrued expenses, other
   liabilities and current income taxes..............      212     (192)       5
  Other, net.........................................       22      (24)     (82)
                                                       -------  -------  -------
    Net cash provided by operating activities........    1,823      251      234
                                                       -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities--available for sale...............    1,070    1,389       --
  Fixed maturities--held to maturity.................       --       12      599
  Mortgage loans.....................................      383      496    1,004
  Equity securities..................................      119       41       41
  Real Estate........................................      299      242       78
  Other (primarily short-term investments)...........    2,268    1,005    3,762
Investment maturities and repayments:
  Fixed maturities--available for sale...............      478      686       --
  Fixed maturities--held to maturity.................    1,756    1,764    3,167
  Mortgage loans.....................................      420      194      202
Investments purchased:
  Fixed maturities--available for sale...............   (3,054)  (2,390)      --
  Fixed maturities--held to maturity.................   (1,385)  (1,788)  (5,128)
  Mortgage loans.....................................   (1,908)    (882)    (823)
  Equity securities..................................      (20)     (12)    (112)
  Policy loans.......................................   (2,129)  (1,614)  (1,561)
  Other (primarily short-term investments)...........   (2,334)  (1,093)  (3,587)
Other, net...........................................     (119)    (129)     (48)
                                                       -------  -------  -------
    Net cash used in investing activities............   (4,156)  (2,079)  (2,406)
                                                       -------  -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits and interest credited to contractholder
 deposit funds.......................................    7,489    6,388    7,537
Withdrawals and benefit payments from contractholder
 deposit funds.......................................   (4,985)  (4,216)  (5,166)
Dividends paid to Parent.............................     (252)    (300)    (190)
Other, net...........................................        1       36      (30)
                                                       -------  -------  -------
    Net cash provided by financing activities........    2,253    1,908    2,151
                                                       -------  -------  -------
Net increase (decrease) in cash and cash equivalents.      (80)      80      (21)
Cash and cash equivalents, beginning of year.........       80       --       21
                                                       -------  -------  -------
Cash and cash equivalents, end of year...............  $    --  $    80  $    --
                                                       -------  -------  -------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds..................  $   211  $   411  $   352
  Interest paid......................................  $     7  $     5  $     5
                                                       =======  =======  =======

The Notes to Financial Statements are an integral part of these statements.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS


NOTE 1. DESCRIPTION OF BUSINESS
Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to the Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1995 presentation.
 B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1993, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held to maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permits a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholders' Equity as of December 31, 1995.
 In 1993, the Financial Accounting Standards Board (FASB) issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.
 In 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The Company will adopt this standard in the first quarter of 1996. The effect on the Company's results of operations, liquidity and financial condition is not expected to be material.
 C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.
 See Note 12 for additional information on the fair value of financial instruments.
 D) INVESTMENTS: Investments in fixed maturities include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities classified as held to maturity are carried at amortized cost, net of impairments, and those classified as available for sale are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.
 Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized when a decline in the fair value of the underlying collateral is below the carrying value.
 Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status, and thereafter interest income is recognized only when payment is received.
 Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less valuation reserves when a decline in

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)

value is other than temporary. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of the assets. Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. These assets are valued at their fair value at the time of foreclosure. The fair value is established as the new cost basis and the asset acquired is reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of depreciated cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate acquired through foreclosure, with greater emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Assets held for sale are depreciated using the straight-line method based on the estimated useful lives of the assets.
 Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.
 Policy loans are generally carried at unpaid principal balances.
 Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves, after deducting amounts attributable to experience-rated pension policyholders' contracts and participating life policies ("policyholder share"). Generally, realized investment gains and losses are based upon specific identification of the investment assets.
 Unrealized investment gains and losses, after deducting policyholder-related amounts and net of deferred income taxes, if applicable, for investments carried at fair value are included in Shareholder's Equity.
 See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.
 E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.
 F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts deemed uncollectible.
 G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Group life and a portion of group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.
 Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).
 H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $387 million and $333 million at December 31, 1995 and 1994, respectively.
 I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.
 J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $84 million and $70 million at December 31, 1995 and 1994, respectively.
 K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value, with less than 5% carried at amortized cost, and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's net income.
 L) CONTRACTHOLDER DEPOSIT FUNDS: Contractholder Deposit Funds are liabilities for investment-related and universal life products which were $19.8 billion and $10.0 billion, respectively, as of December 31, 1995,

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)

compared with $18.6 billion and $8.1 billion, respectively, as of December 31, 1994. These liabilities consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.
 M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down after 10 to 30 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.
 N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on insurance claims for reported losses and estimates of losses incurred but not reported.
 O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.
 P) OTHER LIABILITIES: Other Liabilities consists principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.
 Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.
 R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro rata basis over their contract periods. Premiums for individual life and health insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and expenses are matched with premiums.
 Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund values during the period. Benefit expenses for universal life products consist of benefit claims in excess of fund values and interest credited to fund values. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values during the period. Benefit expenses for investment-related products primarily consist of interest credited to the fund values after deduction for investment and risk fees.
 S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the Company's business. The participating insurance in force accounted for 7.0% of total insurance in force at December 31, 1995, compared with 5.2% at December 31, 1994 and 3.6% at December 31, 1993.
 T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.
 Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)



NOTE 3. INVESTMENTS
A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $103 million and $78 million, including policyholder share, as of December 31, 1995 and 1994, respectively.
 As of December 31, 1995, all fixed maturities are classified as available for sale and are carried at fair value. See Note 2(B) for additional information. The amortized cost and fair value by contractual maturity periods for available-for-sale fixed maturities (carried at fair value), including policyholder share, as of December 31, 1995 were as follows:

                                                              Amortized  Fair
                                                                Cost     Value
                                                              --------- -------
                                                                (In millions)
Due in one year or less...................................... $    944  $   980
Due after one year through five years........................    5,260    5,566
Due after five years through ten years.......................    4,936    5,404
Due after ten years..........................................    3,401    4,276
Asset-backed securities......................................    5,490    5,820
                                                              --------  -------
  Total...................................................... $ 20,031  $22,046
                                                              ========  =======

 Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.
 Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

                                                December 31, 1995
                                   -------------------------------------------
                                   Amortized                            Fair
                                     Cost    Appreciation Depreciation  Value
                                   --------- ------------ ------------ -------
                                                  (In millions)
Available for Sale (Carried at
 Fair Value)
Federal government bonds..........  $   497     $  300       $  --     $   797
State and local government bonds..      161         24          (1)        184
Foreign government bonds..........      131          9          (1)        139
Corporate securities..............   13,752      1,427         (73)     15,106
Asset-backed securities...........    5,490        371         (41)      5,820
                                    -------     ------       -----     -------
  Total...........................  $20,031     $2,131       $(116)    $22,046
                                    =======     ======       =====     =======

                                                December 31, 1994
                                   -------------------------------------------
                                   Amortized                            Fair
                                     Cost    Appreciation Depreciation  Value
                                   --------- ------------ ------------ -------
                                                  (In millions)
Available for Sale (Carried at
 Fair Value)
Federal government bonds.......... $    393      $ 35        $ (13)    $   415
State and local government bonds..       48        --           (4)         44
Foreign government bonds..........      135         1           (6)        130
Corporate securities..............    5,042        84         (244)      4,882
Asset-backed securities...........    2,953        98         (198)      2,853
                                   --------      ----        -----     -------
  Total........................... $  8,571      $218        $(465)    $ 8,324
                                   ========      ====        =====     =======
Held to Maturity (Carried at
 Amortized Cost)
State and local government bonds.. $     61      $  4        $  (1)    $    64
Foreign government bonds..........       49         1           (1)         49
Corporate securities..............    8,088       293         (232)      8,149
Asset-backed securities...........    1,863        46          (96)      1,813
                                   --------      ----        -----     -------
  Total........................... $ 10,061      $344        $(330)    $10,075
                                   ========      ====        =====     =======

 Asset-backed securities include investments in CMOs as of December 31, 1995 of $2.1 billion carried at fair value (amortized cost, $2.0 billion). As of December 31, 1994, investments in CMOs consisted of $1.5 billion carried at fair value (amortized cost, $1.6 billion), and $150 million carried at amortized cost (fair value, $160 million). Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality standards through use of credit enhancement provided by subordinated securities or mortgage insurance from an Aaa/AAA-rated insurance company. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are also subject to interest rate risk resulting from accelerated prepayments, represented approximately 2% and 6% of total CMO investments at December 31, 1995 and 1994, respectively.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


 At December 31, 1995, contractual fixed maturity investment commitments approximated $229 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that the full amount will be disbursed in 1996, with the majority occurring within the first three months.
 B) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: Short-term investments and cash equivalents, in the aggregate, included debt securities, principally corporate securities of $259 million and $323 million and federal government securities of $70 million and $7 million at December 31, 1995 and 1994, respectively, and foreign government securities of $1 million at December 31, 1994.
 C) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 80% of the property's value at the time the original loan is made.
 At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

                                                                 1995    1994
                                                               -------- -------
                                                                (In millions)
Mortgage Loans................................................ $ 10,218 $ 8,975
                                                               -------- -------
Real estate:
  Held for sale...............................................      671     760
  Held for production of income...............................      487     682
                                                               -------- -------
    Total real estate.........................................    1,158   1,442
                                                               -------- -------
    Total..................................................... $ 11,376 $10,417
                                                               ======== =======

 Valuation reserves for mortgage loans, including policyholder share, were $82 million and $115 million as of December 31, 1995 and 1994, respectively. Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $310 million and $309 million as of December 31, 1995 and 1994, respectively.
 During 1995, 1994 and 1993, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $144 million, $127 million and $458 million, respectively.
 At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

                                                                  1995    1994
                                                                -------- -------
                                                                 (In millions)
Property type:
  Office buildings............................................. $  4,493 $ 4,092
  Retail facilities............................................    4,327   3,867
  Hotels.......................................................      711     819
  Apartment buildings..........................................    1,246     997
  Other........................................................      599     642
                                                                -------- -------
    Total...................................................... $ 11,376 $10,417
                                                                ======== =======
Geographic region:
  Central...................................................... $  4,032 $ 3,664
  Pacific......................................................    2,580   2,558
  Middle Atlantic..............................................    1,951   1,652
  South Atlantic...............................................    1,647   1,585
  New England..................................................    1,166     958
                                                                -------- -------
    Total...................................................... $ 11,376 $10,417
                                                                ======== =======

 At December 31, 1995, scheduled mortgage loan maturities were as follows:
1996--$1.1 billion; 1997--$1 billion; 1998--$750 million; 1999--$1.3 billion;
2000--$1.6 billion; and $4.5 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties, and loans may be refinanced. During 1995 and 1994, the Company refinanced approximately $379 million and $600 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.
 At December 31, 1995, the Company's total investment in impaired mortgage loans was $838 million, including $447 million, before valuation reserves totaling $82 million, and $391 million, which had no valuation reserves. During 1995, valuation reserves for mortgage loans, including policyholder share, decreased from $127 million as of December 31, 1994 to $82 million as of December 31, 1995. The net decrease for the year reflects: (1) $27 million of mortgage loan reserves transferred to foreclosed real estate, (2) $33 million of charge-offs, and (3) a $15 million net increase in valuation reserves.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (Continued)

 During 1995, the average total investment in impaired mortgage loans, before valuation reserves, was approximately $935 million, and interest income recorded and cash received on these loans was approximately $71 million.
 At December 31, 1995, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $580 million, all of which were at a fixed market rate of interest. These commitments expire within three months, and are diversified by property type and geographic region.
 D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 were as follows:

                                                                   1995   1994
                                                                  ------  ----
                                                                      (In
                                                                   millions)
Unrealized appreciation:
  Fixed maturities............................................... $2,131  $218
  Equity securities..............................................     23    22
                                                                  ------  ----
                                                                   2,154   240
                                                                  ------  ----
Unrealized depreciation:
  Fixed maturities...............................................   (116) (465)
  Equity securities..............................................    (11)  (12)
                                                                  ------  ----
                                                                   (127)  (477)
                                                                  ------  ----
Less policyholder-related amounts................................  1,279  (141)
                                                                  ------  ----
Shareholder net unrealized appreciation (depreciation)...........    748   (96)
Less deferred income taxes (benefits)............................    272   (30)
                                                                  ------  ----
Net unrealized appreciation (depreciation)....................... $  476  $(66)
                                                                  ======  ====

 Net unrealized appreciation (depreciation) for investments carried at fair value is included as a separate component of Shareholders' Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized appreciation (depreciation) for these investments, primarily fixed maturities, during 1995, 1994 and 1993 was $542 million, ($494) million and $423 million, respectively.
 During 1995, 1994 and 1993, the net unrealized appreciation (depreciation) for fixed maturities that were carried at amortized cost in the financial statements was ($14) million, ($1.2) billion and $129 million, respectively.
 E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments that were non-income producing during the preceding 12 months, including policyholder share, were as follows:

                                                                      1995  1994
                                                                      ----- ----
                                                                         (In
                                                                      millions)
Fixed maturities..................................................... $  75 $ 71
Mortgage loans.......................................................    17   81
Real estate..........................................................   234  280
                                                                      ----- ----
  Total.............................................................. $ 326 $432
                                                                      ===== ====

 F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company uses derivative instruments through hedging applications to manage market risk.
 Generally, the Company uses interest rate swap contracts to create, when combined with cash flows from variable rate bonds, fixed rate cash flows that meet its portfolio investment strategy. Currency swaps are used to match the currency of individual investments to that of the associated liabilities. Interest rate futures are used to temporarily hedge against changes in market values of bonds and mortgage loans to be purchased or sold, and stock index futures may be used to hedge the temporary cash position of equity accounts. Interest rate futures also are used to hedge interest rate risk associated with withdrawals by contractholders over a scheduled time period.
 Cash requirements arise as a result of the Company's derivative activities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and variable rate interest amounts calculated by reference to an agreed-upon notional principal amount. Under futures contracts, initial margin requirements are settled with cash or other instruments and changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. Under currency swaps, the parties generally exchange a principal amount in the two relevant currencies, agreeing to re-exchange principal amounts at a specified future date using an agreed-upon exchange rate, and agreeing to periodically exchange amounts equal to interest payments using the agreed-upon exchange rate.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)

 Because the Company's use of derivatives is limited to hedging applications, changes in the market value of the derivatives are substantially offset by changes in the market value of the hedged assets or underlying liabilities, minimizing market risk. The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap contracts. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures, by monitoring legal developments and, consistent with its credit exposure policies, by limiting risks associated with counterparty failure by diversifying the swaps portfolio among approved dealers of high credit quality.
 Changes in the market value of futures contracts that qualify for hedge accounting are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or recognized in full as realized investment gains and losses in the event that the investment or futures contract is sold prior to maturity. Futures contracts totaled $22 million and $142 million as of December 31, 1995 and 1994, respectively, and were accounted for as hedges. At December 31, 1995, gains and losses on futures contracts deferred in anticipation of investment purchases were $4 million and $1 million, respectively. At December 31, 1994, gains and losses on futures contracts deferred in anticipation of investment purchases were $1 million and $3 million, respectively.
 Net interest received or paid on an interest rate swap contract is recognized currently as an adjustment to net investment income. The fair value of interest rate swap contracts is reported as an adjustment to the fair value of the related investment. Underlying notional principal amounts associated with interest rate swap contracts outstanding were $508 million and $596 million at December 31, 1995 and 1994, respectively.
 The interest payment cash flows received in U.S. dollars from currency swaps related to foreign currency denominated investment securities (primarily Canadian dollars, pound sterling, Swiss francs and Japanese yen) are recognized as net investment income when received. The fair value of currency swaps is reported as an adjustment to the fair value of the related investment. Underlying principal amounts associated with currency swap contracts outstanding were $335 million and $325 million at December 31, 1995 and 994, respectively.
 As of December 31, 1995 and 1994, respectively, the Company's variable rate investments consisted of approximately $1.4 billion and $810 million of fixed maturities, respectively. As of December 31, 1995 and 1994, the Company's fixed rate investments consisted of $20.6 billion and $17.6 billion, respectively, of fixed maturities and $10 billion and $9 billion, respectively, of mortgage loans. As a result of recognizing amortization of deferred market value changes in futures contracts, net investment income on bonds and mortgage loans was increased by $10 million and $1 million, respectively, for the year ended December 31, 1995 and by $7 million and $1 million, respectively, for the year ended December 31, 1994. In addition, the increase in net investment income for bonds resulting from interest rate swap contracts was $3 million, $12 million and $19 million for 1995, 1994 and 1993, respectively.
 G) OTHER: As of December 31, 1995 and 1994, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4. INVESTMENT INCOME AND GAINS AND LOSSES
A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

                                                           1995    1994   1993
                                                          ------- ------ ------
 (In millions)
Fixed maturities......................................... $ 1,669 $1,596 $1,547
Mortgage loans...........................................     866    776    892
Equity securities........................................      15     20     16
Policy loans.............................................     499    365    253
Real estate..............................................     301    291    238
Other long-term investments..............................      33     23     20
Short-term investments...................................      40      8     18
                                                          ------- ------ ------
                                                            3,423  3,079  2,984
Less investment expenses.................................     285    274    242
                                                          ------- ------ ------
Net investment income.................................... $ 3,138 $2,805 $2,742
                                                          ======= ====== ======

 Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion, $1.5 billion and $1.6 billion for 1995, 1994 and 1993, respectively. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $885 million, $693 million and $604 million for December 31, 1995, 1994 and 1993, respectively.
 As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. Amounts on non-accrual status as of December 31, 1994 were $272 million of fixed

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


maturities and $743 million of mortgage loans, including restructurings of $148 million and $543 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $12 million, $14 million and $17 million in 1995, 1994 and 1993, respectively.
 B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

                                                               1995  1994 1993
                                                               ----  ---- ----
                                                               (In millions)
Realized investment gains (losses):
  Fixed maturities............................................ $(10) $ 4  $ 28
  Mortgage loans..............................................   (5)  --    (5)
  Equity securities...........................................    5    2    (5)
  Real estate.................................................    4   15   (66)
  Other.......................................................   (1)   6   (17)
                                                               ----  ---  ----
                                                                 (7)  27   (65)
Income tax (benefits) expenses................................   (2)  12   (16)
                                                               ----  ---  ----
Net realized investment gains (losses)........................ $ (5) $15  $(49)
                                                               ====  ===  ====

 Impairments in the value of investments, net of recoveries, that are included in realized investment gains and losses were $27 million, $33 million and $55 million in 1995, 1994 and 1993, respectively.
 Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $412 million, ($51) million and $612 million for the years ended December 31, 1995, 1994 and 1993, respectively. Realized investment (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were ($6) million and ($5) million for the years ended December 31, 1995 and 1993, respectively. Realized investment gains (losses) attributable to policyholder contracts were zero for the year ended December 31, 1994.
  Sale of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

                                                                  1995    1994
                                                                 ------  ------
                                                                 (In millions)
Proceeds from sales............................................. $1,667  $2,116
Gross gains on sales............................................ $   78  $   73
Gross losses on sales........................................... $  (53) $  (70)
                                                                 ------  ------

 Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 resulting in the recognition in Shareholder's Equity of unrealized depreciation of $15 million, net of policyholder-related amounts and deferred income taxes. During 1994, the Company sold $14 million of held-to-maturity fixed maturities, including policyholder share, resulting in gross proceeds of $12 million and a pre-tax realized loss of $2 million. In addition, in 1994 $82 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category at fair value, which was not significantly different from the carrying value. The sales of fixed maturities classified as held to maturity and the transfer of such securities to the available-for-sale category were the result of significant credit deterioration of the issuers of the affected investments.
 Prior to adoption of SFAS No. 115, proceeds from voluntary sales of investments in fixed maturities, including policyholder share, were $599 million in 1993. Such sales resulted in gross realized gains and gross realized (losses), including policyholder share, of $36 million and ($3) million, respectively. These amounts exclude the effects of sales of fixed maturities that, prior to the implementation of SFAS No. 115, were classified as short-term investments.

NOTE 5. SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS
The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1994, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.
 Capital stock of the Company at December 31, 1995 and 1994 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).
 The Company's statutory net income was $390 million, $428 million and $397 million for 1995, 1994 and 1993, respectively. Statutory surplus was $2.1 billion and $2.0 billion at December 31, 1995 and 1994, respectively. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


distributions available to shareholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution that may be made by the Company during 1996 without prior approval is $432 million. The amount of restricted net assets as of December 31, 1995 was approximately $4.1 billion.

NOTE 6. INCOME TAXES
The Company's net deferred tax asset of $403 million and $661 million as of December 31, 1995 and 1994, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.
 In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1995 would result in a tax liability of $158 million, only if distributed to the shareholders or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.
 CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.
 In management's opinion, adequate tax liabilities have been established for all years.
 The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

                                                                     1995  1994
                                                                     ----- ----
                                                                        (In
                                                                     millions)
Deferred tax assets:
  Insurance and contractholder liabilities.......................... $ 324 $337
  Employee and retiree benefit plans................................   176  175
  Investments, net..................................................   225  220
  Unrealized depreciation on investments............................    --   30
  Other.............................................................    72   71
                                                                     ----- ----
    Total deferred tax assets.......................................   797  833
                                                                     ----- ----
Deferred tax liabilities:
  Policy acquisition expenses.......................................    25   60
  Depreciation......................................................    97  102
  Unrealized appreciation on investments............................   272   --
  Other.............................................................    --   10
                                                                     ----- ----
    Total deferred tax liabilities..................................   394  172
                                                                     ----- ----
Deferred income taxes, net.......................................... $ 403 $661
                                                                     ===== ====

 Total income tax expense was less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

                                                              1995   1994  1993
                                                              -----  ----  ----
                                                               (In millions)
Tax expense at nominal rate.................................. $ 266  $271  $261
Tax-exempt interest income...................................    (6)   (7)   (6)
Dividends received deduction.................................    (7)   (3)   (4)
Amortization of goodwill.....................................     4     4     5
Resolved federal tax audit issues............................    --    (2)   (3)
Increase in deferred tax asset for tax rate change...........    --    --   (13)
Other, net...................................................    --     2    (4)
                                                              -----  ----  ----
  Total income tax expense................................... $ 257  $265  $236
                                                              =====  ====  ====

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


 Temporary and other differences which resulted in the deferred tax expense (benefit) for the year ended December 31 were as follows:

                                                            1995   1994  1993
                                                            -----  ----  -----
                                                             (In millions)
Insurance and contractholder liabilities................... $  13  $93   $ (80)
Policy acquisition expenses................................   (35)  (8)    (39)
Investments, net...........................................   (21) (19)    (36)
Employee and retiree benefit plans.........................    (1)  (9)    (16)
Realized investment (gains) losses.........................    16  (20)    (24)
Other......................................................   (16)   8      (2)
                                                            -----  ---   -----
Deferred taxes (benefits).................................. $ (44) $45   $(197)
                                                            =====  ===   =====

NOTE 7. PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS
A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.
 The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $23 million, $31 million and $27 million in 1995, 1994 and 1993, respectively.
 The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.0 billion and $1.7 billion at December 31, 1995 and 1994, respectively.
 B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.
 An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $20 million for 1995, $28 million for 1994 and $15 million for 1993. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1995 and 1994 was $427 million and $422 million, including net intercompany payables of $28 million and $29 million, respectively, for services provided by affiliates' employees.
 C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.
 Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 8 for additional information regarding severance accrued as part of cost reduction initiatives.
 D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments:
CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's expense for such plans totaled $14 million for 1995 and 1994 and $13 million for 1993.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


NOTE 8. SEGMENT INFORMATION

The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.
 Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

                                                       1995     1994     1993
                                                      -------  -------  -------
                                                           (In millions)
REVENUES
Employee Life and Health Benefits.................... $ 4,243  $ 4,194  $ 3,811
Employee Retirement and Savings Benefits.............   1,914    1,887    2,044
Individual Financial Services........................   1,800    1,546    1,351
Other Operations.....................................     181      173      190
                                                      -------  -------  -------
  Total.............................................. $ 8,138  $ 7,800  $ 7,396
                                                      =======  =======  =======
INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits.................... $   294  $   323  $   378
Employee Retirement and Savings Benefits.............     232      258      172
Individual Financial Services........................     252      237      198
Other Operations.....................................     (17)     (44)      (2)
                                                      -------  -------  -------
  Total.............................................. $   761  $   774  $   746
                                                      =======  =======  =======
IDENTIFIABLE ASSETS
Employee Life and Health Benefits.................... $ 7,629  $ 7,197  $ 7,307
Employee Retirement and Savings Benefits.............  37,609   33,588   34,068
Individual Financial Services........................  16,189   12,612    9,824
Other Operations.....................................   2,569    2,111    2,283
                                                      -------  -------  -------
  Total.............................................. $63,996  $55,508  $53,482
                                                      =======  =======  =======

 During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with most of the cash outlays expected to occur in 1996. During 1995, $3 million of severance was paid to 500 terminated employees. During 1993, the Company implemented cost reduction initiatives in the Employee Life and Health Benefits segment to reduce operating expenses. Results for 1993 reflected a pre-tax charge of $8 million for the estimated costs of these cost reduction actions. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding will not have a material adverse effect on its liquidity.

NOTE 9. LEASES AND RENTALS
Rental expenses for operating leases, principally with respect to buildings, amounted to $60 million, $62 million and $66 million in 1995, 1994 and 1993, respectively.
 As of December 31, 1995, future net minimum rental payments under non-cancelable operating leases were $92 million, payable as follows: 1996--$37 million; 1997--$24 million; 1998--$13 million; 1999--$9 million; 2000--$4 million; and $5 million thereafter.

NOTE 10. REINSURANCE
In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.
 Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1995 and 1994 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


 The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

                                                         1995     1994    1993
                                                        -------  ------  ------
                                                            (In millions)
SHORT-DURATION CONTRACTS
Premiums and Fees:
  Direct............................................... $ 3,374  $3,419  $2,666
  Assumed..............................................     818     716   1,248
  Ceded................................................    (391)   (291)   (329)
                                                        -------  ------  ------
    Net earned premiums and fees....................... $ 3,801  $3,844  $3,585
                                                        =======  ======  ======
LONG-DURATION CONTRACTS
Premiums and Fees:
  Direct............................................... $ 1,189  $1,068  $1,023
  Assumed..............................................     127     126     166
  Ceded................................................    (119)    (78)    (70)
                                                        -------  ------  ------
    Net earned premiums and fees....................... $ 1,197  $1,116  $1,119
                                                        =======  ======  ======

 The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown above. Benefits, Losses and Settlement Expenses for 1995, 1994 and 1993 were net of reinsurance recoveries of $574 million, $415 million and $603 million, respectively.

NOTE 11. CONTINGENCIES
A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties, to monitor this status on a periodic basis and to reduce risk through security arrangements.
 The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 20 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1995 and 1994 was $266 million and $296 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1995 and 1993.
 The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1995 and 1994, the amount of minimum benefit guarantees for separate account contracts was $5.1 billion and $4.8 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. As of December 31, 1994, reserves of $6 million were recorded. No such reserves were required as of December 31, 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.
 Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.
 B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: reform the federal tax system; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.
 Legislation is expected to be considered by Congress that is likely to limit, and eventually substantially eliminate, the tax deductibility of policy loan interest for corporate-owned life insurance. The outcome of such legislation is uncertain and, although it could have a material adverse effect on results of operations for the Individual Financial Services segment, it is not expected to be material to the Company's consolidated results of operations, liquidity or financial condition.
 The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


 In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $17 million, $12 million and $10 million for 1995, 1994 and 1993, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.
 The eventual effect on the Company of the changing environment in which it operates remains uncertain.
 C) LITIGATION: The Company is routinely engaged in litigation incidental to its business, including litigation associated with syndicated investment products. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12. FAIR VALUE OF FINANCIAL INSTRUMENTS
Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair values, unless otherwise indicated in the following table. The fair values used for financial instruments are estimates that in many cases may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand and, for those not payable on demand, discounted cash flow analyses.
 The following table presents carrying amounts and estimated fair values as of December 31 for the Company's financial instruments that are not carried in the financial statements at amounts approximating fair value.

                                                    1995             1994
                                              ---------------- ----------------
                                              Carrying  Fair   Carrying  Fair
                                               Amount   Value   Amount   Value
                                              -------- ------- -------- -------
                                                        (In millions)
Assets:
  Fixed maturities-held to maturity.......... $    --  $    -- $10,061  $10,075
  Mortgage loans............................. $10,218  $10,364 $ 8,975  $ 8,610
Liabilities:
  Contractholder deposit funds-
  non-insurance products..................... $19,797  $19,890 $18,561  $18,381
                                              =======  ======= =======  =======

 For additional information on fair values of fixed maturities, see Note 2(A). Fair values of off-balance-sheet financial instruments as of December 31, 1995 and 1994 were not material.

NOTE 13. RELATED PARTY TRANSACTIONS
The Company has ceded group accident and health business under an experience-rated stop loss agreement to CIGNA P&C. Reinsurance recoverables from CIGNA P&C were $1.3 billion at December 31, 1994. During 1993, the Company earned experience-rated refunds from CIGNA P&C, net of premiums ceded, of $63 million. Effective January 1, 1995 the treaty was cancelled. Reserves of approximately $300 million, primarily related to long-term disability business, were recaptured in 1995, with CIGNA P&C assuming responsibility for runout claims on the remaining reserves. Assets, principally mortgages, with a fair market value equal to reserves were received as part of the recapture.
 The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1995 and 1994.
 The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1995 and 1994 were $996 million and $992 million, respectively.
 The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1995 and 1994. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million and $3 million for 1994 and 1993 respectively. As of December 31, 1995 and 1994, there were no borrowings outstanding under such lines.
 The Company extended lines of credit to affiliates totalling $600 million at December 31, 1995 and 1994. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. As of December 31, 1994, the Company had $1.5 million in outstanding loans to affiliates under such lines. There were no amounts outstanding as of December 31, 1995.

  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL
  STATEMENTS
  (continued)


The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1995 and 1994, the Company had a balance in the Account of $212 million and $259 million, respectively.
 CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. CAPITAL
  APPRECIATION
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. - Capital
 Appreciation portfolio at value.............................. $210,469,276
Receivable from Connecticut General Life Insurance Company....      269,013
                                                               ------------
  Total assets................................................  210,738,289
                                                               ------------
LIABILITIES:
Payable for fund shares purchased.............................      269,013
                                                               ------------
  Net assets.................................................. $210,469,276
                                                               ============
Accumulation units outstanding................................   13,216,713
Net asset value per accumulation unit......................... $15.92378352
Accumulation net assets....................................... $210,460,077
Annuity reserves..............................................        9,199
                                                               ============
                                                               $210,469,276
                                                               ============

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
INVESTMENT INCOME:
Dividends...................................................... $    45,004
EXPENSES:
Mortality and expense risk and administrative charges..........   1,821,225
                                                                -----------
  Net investment loss..........................................  (1,776,221)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss..............................................    (185,467)
Net unrealized gain............................................  37,366,222
                                                                -----------
  Net realized and unrealized gain on investments..............  37,180,755
                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $35,404,534
                                                                ===========

                                                   PERIOD FROM
                                                FEBRUARY 1, 1995
STATEMENT OF CHANGES IN NET ASSETS                     TO            YEAR ENDED
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment loss............................   $ (1,776,221)     $  (593,920)
Net realized loss..............................       (185,467)         (66,662)
Net unrealized gain (loss).....................     37,366,222       (1,528,246)
                                                  ------------      -----------
  Net increase (decrease) from operations......     35,404,534       (2,188,828)
                                                  ------------      -----------
ACCUMULATION AND ANNUITY UNIT TRANSACTIONS:
Participant deposits...........................     75,416,433       47,861,215
Participant transfers..........................     16,533,461       10,713,993
Participant withdrawals and annuity payments...     (5,071,327)      (2,295,908)
                                                  ------------      -----------
  Net increase from participant transactions...     86,878,567       56,279,300
                                                  ------------      -----------
    Total increase in net assets...............    122,283,101       54,090,472
                                                  ------------      -----------
NET ASSETS:
Beginning of period............................     88,186,175       34,095,703
                                                  ------------      -----------
End of period..................................   $210,469,276      $88,186,175
                                                  ============      ===========
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................      5,006,509        4,063,706
Participant transfers..........................      1,041,696          891,878
Participant withdrawals........................       (345,299)        (195,780)
                                                  ------------      -----------
  Net increase in units from participant
   transactions................................      5,702,906        4,759,804
                                                  ============      ===========

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. DIVERSIFIED
  INCOME
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. -Diversified
 Income portfolio
 at value.....................................................  $ 43,419,012
Receivable for fund shares sold...............................        17,298
                                                                ------------
  Total assets................................................    43,436,310
                                                                ------------
LIABILITIES:
Payable to Connecticut General Life Insurance Company ........        17,298
                                                                ------------
                                                                $ 43,419,012
                                                                ============
Accumulation units outstanding................................     3,747,828
Net asset value per accumulation unit.........................  $11.58511339

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
INVESTMENT INCOME:
Dividends........................................................ $2,795,670
EXPENSES:
Mortality and expense risk and administrative charges............    420,074
                                                                  ----------
  Net investment income..........................................  2,375,596
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain................................................      9,483
Net unrealized gain..............................................  2,580,177
                                                                  ----------
  Net realized and unrealized gain on investments................  2,589,660
                                                                  ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $4,965,256
                                                                  ==========

                                                   PERIOD FROM
                                                FEBRUARY 1, 1995
STATEMENT OF CHANGES IN NET ASSETS                     TO            YEAR ENDED
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment income..........................    $ 2,375,596      $ 1,106,983
Net realized gain (loss).......................          9,483           (6,208)
Net unrealized gain (loss).....................      2,580,177       (2,270,380)
                                                   -----------      -----------
  Net increase (decrease) from operations......      4,965,256       (1,169,605)
                                                   -----------      -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits...........................     10,812,192       12,974,053
Participant transfers..........................      5,634,473        1,408,408
Participant withdrawals........................     (2,244,711)      (1,327,049)
                                                   -----------      -----------
  Net increase from participant transactions...     14,201,954       13,055,412
                                                   -----------      -----------
    Total increase in net assets...............     19,167,210       11,885,807
                                                   -----------      -----------
NET ASSETS:
Beginning of period............................     24,251,802       12,365,995
                                                   -----------      -----------
End of period..................................    $43,419,012      $24,251,802
                                                   ===========      ===========
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................        986,223        1,279,685
Participant transfers..........................        527,843          144,996
Participant withdrawals........................       (208,269)        (133,101)
                                                   -----------      -----------
  Net increase in units from participant
   transactions................................      1,305,797        1,291,580
                                                   ===========      ===========

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. GLOBAL
  UTILITIES
  SUB-ACCOUNT*
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. - Global
 Utilities portfolio at value................................. $  7,146,302
Receivable from Connecticut General Life Insurance Company....       31,966
                                                               ------------
  Total assets................................................    7,178,268
                                                               ------------
LIABILITIES:
Payable for fund shares purchased.............................       31,966
                                                               ------------
  Net assets.................................................. $  7,146,302
                                                               ============
Accumulation units outstanding................................      571,320
Net asset value per accumulation unit......................... $12.50840432

 STATEMENT OF OPERATIONS
 PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
 INVESTMENT INCOME:
 Dividends......................................................... $153,565
 EXPENSES:
 Mortality and expense risk and administrative charges.............   50,920
                                                                    --------
   Net investment income...........................................  102,645
                                                                    --------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Capital distribution from portfolio sponsor.......................    7,930
 Realized gain on share transactions...............................   15,042
                                                                    --------
 Net realized gain.................................................   22,972
 Net unrealized gain...............................................  776,711
                                                                    --------
   Net realized and unrealized gain on investments.................  799,683
                                                                    --------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $902,328
                                                                    ========

                                                   PERIOD FROM      PERIOD FROM
                                                FEBRUARY 1, 1995   MAY 11, 1994**
STATEMENT OF CHANGES IN NET ASSETS                     TO                TO
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment income..........................      $102,645        $   21,588
Net realized gain (loss).......................        22,972               (52)
Net unrealized gain (loss).....................       776,711            (8,552)
                                                   ----------        ----------
  Net increase from operations.................       902,328            12,984
                                                   ----------        ----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits...........................     3,456,984         1,473,651
Participant transfers..........................     1,139,686           484,260
Participant withdrawals........................      (300,061)          (23,530)
                                                   ----------        ----------
  Net increase from participant transactions...     4,296,609         1,934,381
                                                   ----------        ----------
    Total increase in net assets...............     5,198,937         1,947,365
                                                   ----------        ----------
NET ASSETS:
Beginning of period............................     1,947,365                --
                                                   ----------        ----------
End of period..................................    $7,146,302        $1,947,365
                                                   ==========        ==========
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................       303,996           145,002
Participant transfers..........................       104,156            47,601
Participant withdrawals........................       (27,096)           (2,339)
                                                   ----------        ----------
  Net increase in units from participant
   transactions................................       381,056           190,264
                                                   ==========        ==========

 * Formerly AIM V.I. Utilities Sub-Account
** Date deposits first received

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. GOVERNMENT SECURITIES
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. -Government
 Securities portfolio at value................................ $ 18,388,202
Receivable for fund shares sold...............................        8,670
                                                               ------------
  Total assets................................................   18,396,872
                                                               ------------
LIABILITIES:
Payable to Connecticut General Life Insurance Company.........        8,670
                                                               ------------
  Net assets.................................................. $ 18,388,202
                                                               ============
Accumulation units outstanding................................    1,672,986
Net asset value per accumulation unit......................... $10.99124674

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
INVESTMENT INCOME:
Dividends........................................................ $  797,759
EXPENSES:
Mortality and expense risk and administrative charges............    178,350
                                                                  ----------
  Net investment income..........................................    619,409
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain................................................      9,074
Net unrealized gain..............................................  1,067,582
                                                                  ----------
  Net realized and unrealized gain on investments................  1,076,656
                                                                  ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $1,696,065
                                                                  ==========

                                                   PERIOD FROM
                                                FEBRUARY 1, 1995
STATEMENT OF CHANGES IN NET ASSETS                     TO            YEAR ENDED
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment income..........................    $   619,409      $   421,968
Net realized gain (loss).......................          9,074           (9,420)
Net unrealized gain (loss).....................      1,067,582         (848,124)
                                                   -----------      -----------
  Net increase (decrease) from operations......      1,696,065         (435,576)
                                                   -----------      -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits...........................      4,464,331        5,389,472
Participant transfers..........................      1,401,722          614,767
Participant withdrawals........................     (1,045,358)      (2,248,900)
                                                   -----------      -----------
  Net increase from participant transactions...      4,820,695        3,755,339
                                                   -----------      -----------
    Total increase in net assets...............      6,516,760        3,319,763
                                                   -----------      -----------
NET ASSETS:
Beginning of period............................     11,871,442        8,551,679
                                                   -----------      -----------
End of period..................................    $18,388,202      $11,871,442
                                                   ===========      ===========
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................        423,722          550,168
Participant transfers..........................        134,953           63,574
Participant withdrawals........................       (100,145)        (232,804)
                                                   -----------      -----------
  Net increase in units from participant
   transactions................................        458,530          380,938
                                                   ===========      ===========

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. GROWTH
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. - Growth
 portfolio at value........................................... $102,625,704
Receivable from Connecticut General Life Insurance Company....       88,795
                                                               ------------
  Total assets................................................  102,714,499
                                                               ------------
LIABILITIES:
Payable for fund shares purchased.............................       88,795
                                                               ------------
  Net assets.................................................. $102,625,704
                                                               ============
Accumulation units outstanding................................    7,342,011
Net asset value per accumulation unit......................... $13.97787385

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
INVESTMENT INCOME:
Dividends...................................................... $    48,608
EXPENSES:
Mortality and expense risk and administrative charges..........     900,822
                                                                -----------
  Net investment loss..........................................    (852,214)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss..............................................      (8,433)
Net unrealized gain............................................  18,487,083
                                                                -----------
  Net realized and unrealized gain on investments..............  18,478,650
                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $17,626,436
                                                                ===========

                                                   PERIOD FROM
                                                FEBRUARY 1, 1995
STATEMENT OF CHANGES IN NET ASSETS                     TO            YEAR ENDED
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment loss............................   $   (852,214)     $  (258,370)
Net realized loss..............................         (8,433)          (1,456)
Net unrealized gain (loss).....................     18,487,083       (2,020,293)
                                                  ------------      -----------
  Net increase (decrease) from operations......     17,626,436       (2,280,119)
                                                  ------------      -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits...........................     32,668,572       20,375,982
Participant transfers..........................      9,479,797        5,252,277
Participant withdrawals........................     (2,651,893)      (1,809,246)
                                                  ------------      -----------
  Net increase from participant transactions...     39,496,476       23,819,013
                                                  ------------      -----------
    Total increase in net assets...............     57,122,912       21,538,894
                                                  ------------      -----------
NET ASSETS:
Beginning of period............................     45,502,792       23,963,898
                                                  ------------      -----------
End of period..................................   $102,625,704      $45,502,792
                                                  ============      ===========
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................      2,484,497        1,915,861
Participant transfers..........................        722,364          500,502
Participant withdrawals........................       (202,205)        (172,245)
                                                  ------------      -----------
  Net increase in units from participant
   transactions................................      3,004,656        2,244,118
                                                  ============      ===========

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. GROWTH
  AND INCOME
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. - Growth and
 Income portfolio
 at value.....................................................  $ 37,208,135
Receivable from Connecticut General Life Insurance Company....       126,847
                                                                ------------
  Total assets................................................    37,334,982
                                                                ------------
LIABILITIES:
Payable for fund shares purchased.............................       126,847
                                                                ------------
  Net assets..................................................  $ 37,208,135
                                                                ============
Accumulation units outstanding................................     2,779,812
Net asset value per accumulation unit.........................  $13.38512650

 STATEMENT OF OPERATIONS
 PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
 INVESTMENT INCOME:
 Dividends....................................................... $  311,799
 EXPENSES:
 Mortality and expense risk and administrative charges...........    220,231
                                                                  ----------
   Net investment income.........................................     91,568
                                                                  ----------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Capital distribution from portfolio sponsor.....................  1,073,273
 Realized gain on share transactions.............................        221
                                                                  ----------
 Net realized gain...............................................  1,073,494
 Net unrealized gain.............................................  2,522,533
                                                                  ----------
   Net realized and unrealized gain on investments...............  3,596,027
                                                                  ----------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $3,687,595
                                                                  ==========

                                                   PERIOD FROM      PERIOD FROM
                                                FEBRUARY 1, 1995   MAY 11, 1994*
STATEMENT OF CHANGES IN NET ASSETS                     TO                TO
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment income..........................    $    91,568       $   18,146
Net realized gain..............................      1,073,494              898
Net unrealized gain (loss).....................      2,522,533          (42,533)
                                                   -----------       ----------
  Net increase (decrease) from operations......      3,687,595          (23,489)
                                                   -----------       ----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits...........................     21,652,744        4,650,433
Participant transfers..........................      6,032,618        1,973,321
Participant withdrawals........................       (524,244)        (240,843)
                                                   -----------       ----------
  Net increase from participant transactions...     27,161,118        6,382,911
                                                   -----------       ----------
    Total increase in net assets...............     30,848,713        6,359,422
                                                   -----------       ----------
NET ASSETS:
Beginning of period............................      6,359,422               --
                                                   -----------       ----------
End of period..................................    $37,208,135       $6,359,422
                                                   ===========       ==========
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................      1,718,553          453,278
Participant transfers..........................        480,720          192,739
Participant withdrawals........................        (41,974)         (23,504)
                                                   -----------       ----------
  Net increase in units from participant
   transactions................................      2,157,299          622,513
                                                   ===========       ==========

*Date deposits first received

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. INTERNATIONAL
  EQUITY
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. -
 International Equity portfolio
 at value..................................................... $ 82,231,131
Receivable from Connecticut General Life Insurance Company....      136,070
                                                               ------------
  Total assets................................................   82,367,201
                                                               ------------
LIABILITIES:
Payable for fund shares purchased.............................      136,070
                                                               ------------
  Net assets.................................................. $ 82,231,131
                                                               ============
Accumulation units outstanding................................    6,249,610
Net asset value per accumulation unit......................... $13.15613040
Accumulation net assets....................................... $ 82,220,684
Annuity reserves..............................................       10,447
                                                               ============
                                                               $ 82,231,131
                                                               ============

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
INVESTMENT INCOME:
Dividends...................................................... $   123,270
EXPENSES:
Mortality and expense risk and administrative charges..........     822,709
                                                                -----------
  Net investment loss..........................................    (699,439)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain..............................................      70,775
Net unrealized gain............................................  13,573,062
                                                                -----------
  Net realized and unrealized gain on investments..............  13,643,837
                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $12,944,398
                                                                ===========

                                                   PERIOD FROM
                                                FEBRUARY 1, 1995
STATEMENT OF CHANGES IN NET ASSETS                     TO            YEAR ENDED
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment loss............................    $  (699,439)     $  (449,995)
Net realized gain (loss).......................         70,775           (5,996)
Net unrealized gain (loss).....................     13,573,062       (5,586,224)
                                                   -----------      -----------
  Net increase (decrease) from operations......     12,944,398       (6,042,215)
                                                   -----------      -----------
ACCUMULATION AND ANNUITY UNIT TRANSACTIONS:
Participant deposits...........................     22,515,674       33,888,206
Participant transfers..........................     (4,928,544)       6,567,073
Participant withdrawals and annuity payments...     (3,340,047)      (1,662,700)
                                                   -----------      -----------
  Net increase from participant transactions...     14,247,083       38,792,579
                                                   -----------      -----------
    Total increase in net assets...............     27,191,481       32,750,364
                                                   -----------      -----------
NET ASSETS:
Beginning of period............................     55,039,650       22,289,286
                                                   -----------      -----------
End of period..................................    $82,231,131      $55,039,650
                                                   ===========      ===========
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................      1,821,338        2,901,379
Participant transfers..........................       (418,823)         554,755
Participant withdrawals........................       (277,532)        (144,171)
                                                   -----------      -----------
  Net increase in units from participant
   transactions................................      1,124,983        3,311,963
                                                   ===========      ===========

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. MONEY
  MARKET
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. - Money
 Market portfolio at value.................................... $ 65,466,418
Receivable from Connecticut General Life Insurance Company....      347,290
                                                               ------------
  Total assets................................................   65,813,708
                                                               ------------
LIABILITIES:
Payable for fund shares purchased.............................      347,290
                                                               ------------
  Net assets.................................................. $ 65,466,418
                                                               ============
Accumulation units outstanding................................    6,071,486
Net asset value per accumulation unit......................... $10.77544248
Accumulation net assets....................................... $ 65,422,948
Annuity reserves..............................................       43,470
                                                               ============
                                                               $ 65,466,418
                                                               ============

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
INVESTMENT INCOME:
Dividends........................................................ $2,275,535
EXPENSES:
Mortality and expense risk and administrative charges............    568,817
                                                                  ----------
  Net investment income..........................................  1,706,718
                                                                  ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $1,706,718
                                                                  ==========

                                                   PERIOD FROM
                                                FEBRUARY 1, 1995
STATEMENT OF CHANGES IN NET ASSETS                     TO            YEAR ENDED
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment income..........................   $  1,706,718      $    797,659
                                                  ------------      ------------
ACCUMULATION AND ANNUITY UNIT TRANSACTIONS:
Participant deposits...........................     90,031,694        63,480,794
Participant transfers..........................    (53,839,727)      (44,489,039)
Participant withdrawals and annuity payments...     (3,395,341)       (1,598,683)
                                                  ------------      ------------
  Net increase from participant transactions...     32,796,626        17,393,072
                                                  ------------      ------------
    Total increase in net assets...............     34,503,344        18,190,731
                                                  ------------      ------------
NET ASSETS:
Beginning of period............................     30,963,074        12,772,343
                                                  ------------      ------------
End of period..................................   $ 65,466,418      $ 30,963,074
                                                  ============      ============
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................      8,480,343         6,221,992
Participant transfers..........................     (5,068,522)       (4,353,875)
Participant withdrawals........................       (319,563)         (155,530)
                                                  ------------      ------------
  Net increase in units from participant
   transactions................................      3,092,258         1,712,587
                                                  ============      ============

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY
  SEPARATE ACCOUNT
  AIM V.I. VALUE
  SUB-ACCOUNT
  FINANCIAL
  STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
ASSETS:
Investments in AIM Variable Insurance Funds, Inc. - Value
 portfolio at value........................................... $257,264,665
Receivable from Connecticut General Life Insurance Company....      160,376
                                                               ------------
  Total assets................................................  257,425,041
                                                               ------------
LIABILITIES:
Payable for fund shares purchased.............................      160,376
                                                               ------------
  Net assets.................................................. $257,264,665
                                                               ============
Accumulation units outstanding................................   16,590,052
Net asset value per accumulation unit......................... $15.50537319
Accumulation net assets....................................... $257,234,948
Annuity reserves..............................................       29,717
                                                               ============
                                                               $257,264,665
                                                               ============

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 1995 TO DECEMBER 31, 1995
INVESTMENT INCOME:
Dividends...................................................... $   124,487
EXPENSES:
Mortality and expense risk and administrative charges..........   2,234,613
                                                                -----------
  Net investment loss..........................................  (2,110,126)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain..............................................       2,326
Net unrealized gain............................................  46,641,463
                                                                -----------
  Net realized and unrealized gain on investments..............  46,643,789
                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $44,533,663
                                                                ===========

                                                   PERIOD FROM
                                                FEBRUARY 1, 1995
STATEMENT OF CHANGES IN NET ASSETS                     TO            YEAR ENDED
                                                DECEMBER 31, 1995 JANUARY 31, 1995
                                                ----------------- ----------------
OPERATIONS:
Net investment loss............................    $(2,110,126)      $  (247,487)
Net realized gain (loss).......................          2,326            (2,944)
Net unrealized gain (loss).....................     46,641,463        (1,118,759)
                                                  ------------      ------------
  Net increase (decrease) from operations......     44,533,663        (1,369,190)
                                                  ------------      ------------
ACCUMULATION AND ANNUITY UNIT TRANSACTIONS:
Participant deposits...........................     93,272,878        62,651,212
Participant transfers..........................     17,331,114        14,822,577
Participant withdrawals and annuity payments...     (7,116,527)       (3,886,817)
                                                  ------------      ------------
  Net increase from participant transactions...    103,487,465        73,586,972
                                                  ------------      ------------
    Total increase in net assets...............    148,021,128        72,217,782
                                                  ------------      ------------
NET ASSETS:
Beginning of period............................    109,243,537        37,025,755
                                                  ------------      ------------
End of period..................................   $257,264,665      $109,243,537
                                                  ============      ============
PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN
 UNITS):
Participant deposits...........................      6,429,791         5,430,406
Participant transfers..........................      1,180,159         1,281,113
Participant withdrawals........................       (499,393)         (337,807)
                                                  ------------      ------------
  Net increase in units from participant
   transactions................................      7,110,557         6,373,712
                                                  ============      ============

The Notes to Financial Statements are an integral part of these statements.

  CG VARIABLE ANNUITY SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS

  December 31, 1995


1. ORGANIZATION
CG Variable Annuity Separate Account (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.
 During 1995, the Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the accompanying financial statements include the eleven month transition period ended December 31, 1995.
 The assets of the Account are divided into variable sub-accounts invested in shares of a specific series of the AIM Variable Insurance Funds, Inc. (the
Fund), a mutual fund. Nine sub-accounts are currently available for investment within the Account: AIM V.I. Capital Appreciation Fund; AIM V.I. Diversified Income Fund; AIM V.I. Global Utilities Fund (formerly named AIM V.I. Utilities
Fund); AIM V.I. Government Securities Fund; AIM V.I. Growth Fund; AIM V.I. Growth and Income Fund; AIM V.I. International Equity Fund; AIM V.I. Money Market Fund; and AIM V.I. Value Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.
A. Investment Valuation:- Investments held by the sub-accounts are valued at their respective closing net asset value per share as determined by the Fund as of December 29, 1995, the last business day of 1995. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.
B. Investment Transactions:- Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG
   Life.
C. Federal Income Taxes:- The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.
D. Annuity Reserves:- The amount of annuity reserves is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the responsibility for which is assumed by CG Life, are offset by transfers to or from CG Life.

3. INVESTMENTS
Total shares held and cost of investments at December 31, 1995 were:

                                                           Shares     Cost Of
AIM V.I. Sub-Account                                        Held    Investments
--------------------                                       ------   ------------
Capital Appreciation.................................... 12,717,177 $171,208,303
Diversified Income......................................  4,341,901   42,998,616
Global Utilities........................................    613,943    6,378,143
Government Securities...................................  1,808,083   18,132,154
Growth..................................................  7,107,043   84,698,235
Growth and Income.......................................  2,934,395   34,728,135
International Equity....................................  6,019,849   72,001,262
Money Market............................................ 65,466,418   65,466,418
Value................................................... 15,969,253  208,732,503

Total purchases and sales of shares of the Fund, for the period February 1, 1995 to December 31, 1995, amounted to:

AIM V.I. Sub-Account    Purchases     Sales
--------------------   ----------- -----------
Capital Appreciation   $94,966,376 $ 9,864,030
Diversified Income      20,694,829   4,117,279
Global Utilities         5,843,708   1,436,524
Government Securities    7,744,986   2,304,882
Growth                  41,798,023   3,153,761
Growth and Income       28,573,966     248,007
International Equity    20,721,921   7,174,277
Money Market            82,392,403  47,889,059
Value                  103,768,298   2,390,959

  CG VARIABLE ANNUITY SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS
  (continued)

  December 31, 1995


4. CHARGES AND DEDUCTIONS:
CG Life assumes the risk that annuitants as a class may live longer than expected and also assumes a mortality risk in connection with the death benefits of the contract. CG Life also assumes a risk that its actual administrative expenses may be higher than amounts deducted for such expenses. CG Life charges each variable sub-account the daily equivalent of 1.25% (approximately .75% for mortality risks and approximately .50% for expense risks), on an annual basis, of the current value of each sub-account's assets for the assumption of these risks.
 CG Life also deducts a daily administrative fee from the assets of each variable sub-account as partial reimbursement for administrative expenses relating to the issuance and maintenance of the contract and the participant's annuity account. This charge is currently at an effective annual rate of .10%.
 As partial compensation for administrative services provided, CG Life additionally receives a $35 annuity account fee per year from each contract. This charge is deducted from the fixed or variable sub-account of the participant or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract. Fixed sub-accounts are part of the general account of CG Life and are not included in these financial statements.
 The fees charged by CG Life for mortality and expense risks, administrative fees and the amount deducted for annuity account fees, (included in participant withdrawals), from variable sub-accounts, for the period from February 1, 1995 to December 31, 1995, amounted to:

                        Mortality   Asset Based   Annuity
                       and Expense Administrative Account
AIM V.I. Sub-Account    Risk Fees       Fees        Fees
--------------------   ----------- -------------- --------
Capital Appreciation   $1,686,319     $134,906    $101,006
Diversified Income        388,957       31,117      15,912
Global Utilities           47,148        3,772       2,064
Government Securities     165,139       13,211       6,711
Growth                    834,094       66,728      47,673
Growth and Income         203,917       16,314      11,055
International Equity      761,768       60,941      42,019
Money Market              526,683       42,134      18,420
Value                   2,069,087      165,526     119,935

 No deduction for sales charges is made from a premium payment. However, if a cash withdrawal is made, a withdrawal charge (contingent deferred sales charge) may be assessed by CG Life. The withdrawal charge, if assessed, varies from 0-7% depending upon the duration of each contract deposit. The withdrawal charge is deducted from withdrawal proceeds for full withdrawals and reduces the remaining account value for partial withdrawals. These charges are paid to CG Life as reimbursement for services provided. These services include commissions paid to sales personnel, the costs of preparation of sales literature and other promotional costs and acquisition expenses. Withdrawal charges paid to CG Life for the variable sub-accounts, for the period from February 1, 1995 to December 31, 1995, amounted to $521,227.

5. DISTRIBUTION OF NET INCOME
The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of surrenders, death benefits, transfers to other fixed or variable sub-accounts or annuity payments in excess of net purchase payments.

6. DIVERSIFICATION REQUIREMENTS
Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe habor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. CG Life believes, based on assurances from the Fund, that the Fund satisfies the requirements of the regulations.

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
 Life Insurance Company and Participants of the
 CG Variable Annuity Separate Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts AIM V.I. Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Global Utilities (formerly AIM V.I. Utilities), AIM V.I. Government Securities, AIM V.I. Growth, AIM V.I. Growth and Income, AIM V.I. International Equity, AIM V.I. Money Market, and AIM V.I. Value (constituting the CG Variable Annuity Separate Account, hereafter referred to as "the Account") at December 31, 1995, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Hartford, Connecticut
February 26, 1996

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements+

     (1) Registrant

      (A) Statements of Assets and Liabilities as of December 31, 1995.

      (B) Statements of Operations for the Eleven Months Ended December
      31, 1995.

      (C) Statements of Changes in Net Assets for the Eleven Months Ended December 31, 1995 and the year ended January 31, 1995

     (2) Depositor

      (A) Consolidated Statements of Income and Retained Earnings for the Years Ended December 31, 1995, 1994, and 1993.

      (B) Consolidated Balance Sheets As of December 31, 1995 and 1994.

      (C) Consolidated Statements of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993.

   (b) Exhibits

     (1) Resolution of Board of Directors Authorizing Establishment of
    Registrant*

     (2) Not Applicable

     (3) Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. as principal underwriter, and selling dealers.*

     (4) (A) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 400, together with Optional Methods of Settlement Riders (Form Numbers AR 400 and AR 401).*

      (B) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 415, together with Optional Methods of Settlement Riders (Form Numbers AR 425 and AR 426).

     (5) Form of Application Which May Be Used in Connection with the Contract Shown As Exhibit (4)

     (6) (A) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended*

      (B) By-Laws of Connecticut General Life Insurance Company*

     (7) Not Applicable

     (8) Not Applicable

     (9) Opinion of Robert A. Picarello, Esq., Chief Counsel of Connecticut General Life Insurance Company

    (10) (A) Consent of Independent Accountants

      (B) Consent of Counsel (included in Exhibit 9)

    (11) Not Applicable

    (12) Not Applicable

    (13) Schedules for Computation of Performance Data*

    (14) Not Applicable

*Incorporated by reference to previous filings of this Registration Statement

+Incorporated by reference to Post-Effective Amendment No. 5 to this Form N-4 Registration Statement, filed on April 19, 1996.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

  The principal business address of each of the directors and officers of Connecticut General Life Insurance Company (the "Company") is the company's Home Office, 900 Cottage Grove Road, Hartford, Connecticut 06152.

DIRECTORS AND OFFICERS OF DEPOSITOR

      NAME                          POSITIONS AND OFFICES WITH DEPOSITOR
      ----                  ---------------------------------------------------
      Thomas C. Jones       President (Principal Executive Officer)
      Bradley K. Miller     Assistant Vice President and Actuary (Principal
                            Financial Officer)
      Robert Moose          Vice President (Principal Accounting Officer)
      David C. Kopp         Corporate Secretary
      Andrew G. Helming     Secretary
      Stephen C. Stachelek  Vice President and Treasurer
      Harold W. Albert      Director
      Robert W. Burgess     Director
      John G. Day           Director and Chief Counsel
      Joseph M. Fitzgerald  Director and Senior Vice President
      H. Edward Hanway      Director and Chairman of the Board
      John E. Pacy          Director and Senior Vice President
      Arthur C. Reeds, III  Director and Senior Vice President
      Patricia L. Rowland   Director and Senior Vice President
      W. Allen Schaffer, MD Director
      John Wilkinson        Director, Senior Vice President and Chief Financial
                            Officer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

  Incorporated by reference to Item 26 of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account (File No. 33-48137) filed April 28, 1995 is a chart of persons controlled by or under common control with the Depositor. The consolidated financial statements of the Depositor include the accounts of the Depositor and its wholly-owned subsidiaries.

ITEM 27. NUMBER OF PURCHASERS

  As of September 20, 1996 there were 19,527 owners of Contracts covered by this Registration Statement.

ITEM 28. INDEMNIFICATION

  The answer to this Item 28 is incorporated by reference to Item 28 of Post-Effective Amendment No. 3 to this Form N-4 Registration Statement under the Securities Act of 1933 (File No. 33-48137) filed April 28, 1995.

ITEM 29. PRINCIPAL UNDERWRITER

  The Registrant's principal underwriter is CIGNA Financial Advisors, Inc. ("CFA"). Deferred sales charges of $521,227 were paid on the Contracts during Registrant's eleven months ended December 31, 1995. CFA also acts as principal underwriter of other variable annuity contracts and variable life policies issued by the Company, and by the CIGNA Life Insurance Company. CFA's mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER

                                   POSITIONS AND OFFICES WITH
      NAME                                UNDERWRITER
      ----                   -------------------------------------
      Edward M. Berube       President and Director
      Karen E. Goldman       Director & Assistant Vice President
      John Wilkinson         Director
      James F. Meehan        Vice President
      Karen R. Matheson      Vice President
      Joy P. McConnell       Vice President
      Peter R. Scanlon       Vice President
      Allan P. Wick          Vice President and Treasurer
      Therese M. Squillacote Director of Compliance
      Robert A. Picarello    Chief Counsel and Assistant Secretary
      H. Edward Cohen        Assistant Vice President
      Robert B. Pinkham      Assistant Vice President
      David C. Kopp          Secretary
      David A. Carlson       Assistant Secretary
      Dawn M. Cormier        Assistant Secretary
      David M. Porcello      Assistant Secretary
      Pamela S. Williams     Assistant Secretary
      Mary K. Cristino       Assistant Treasurer
      Michael M. Sinisgalli  Assistant Treasurer
      Brian W. Villalobos    Assistant Treasurer

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are maintained by Connecticut General Life Insurance Company at its Home Office at 900 Cottage Grove Road, Hartford, CT 06152.

ITEM 31. MANAGEMENT SERVICES

  All management policies are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS

  (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

  (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or
(ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

  (c) Registrant undertakes to deliver promptly, upon written or oral request made to Connecticut General Life Insurance Company at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or contract owners.

SECTION 403(B) REPRESENTATION

  Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-
88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 5 to its Registration Statement on Form N-4 (File No. 33-48137) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 1st day of October, 1996.

                     CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                 (REGISTRANT)

                              /s/ Thomas C. Jones
                 By ________________________________________
                   Thomas C. Jones
                   President
                   Connecticut General Life Insurance Company

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                              /s/ Thomas C. Jones
                 By ________________________________________
                   Thomas C. Jones
                   President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to this Registration Statement (File No. 33-48137) has been signed below by the following persons on October 1, 1996 in the capacities indicated:

 SIGNATURE                                 TITLE
 ---------                                 -----
           /s/ Thomas C. Jones
 ________________________________________
                                           President (Principal Executive
 Thomas C. Jones                           Officer)
            /s/ James T. Kohan
 ________________________________________
                                           Vice President and Actuary
 James T. Kohan                            (Principal Financial Officer)
             /s/ Robert Moose
 ________________________________________
                                           Vice President (Principal Accounting
 Robert Moose                              Officer)
           /s/ Harold W. Albert
 ________________________________________
 Harold W. Albert                          Director
          /s/ Martin A. Brennan
 ________________________________________
 Martin A. Brennan                         Director
          /s/ Robert W. Burgess
 ________________________________________
 Robert W. Burgess                         Director
             /s/ John G. Day
 ________________________________________
 John G. Day                               Director
         /s/ Joseph M. Fitzgerald
 ________________________________________
 Joseph M. Fitzgerald                      Director
         /s/ Arthur C. Reeds, III
 ________________________________________
 Arthur C. Reeds, III                      Director
         /s/ Patricia L. Rowland
 ________________________________________
 Patricia L. Rowland                       Director
       /s/ W. Allen Schaeffer, M.D.
 ________________________________________
 W. Allen Schaeffer, M.D.                  Director

                             /s/ Robert A. Picarello

                         By__________________________
                             Robert A. Picarello
                             Attorney-in-Fact

(A Majority of the Directors)

                               POWER OF ATTORNEY

  We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint David C. Kopp and Robert A. Picarello, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-48137 filed with the Securities and Exchange Commission under the Securities Act of 1933, hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.

  WITNESS our hands and common seal on this 6th day of September, 1996.

 SIGNATURE                                 TITLE
 ---------                                 -----
           /s/ Thomas C. Jones
 ________________________________________
                                           President (Principal Executive
 Thomas C. Jones                           Officer)
          /s/ Bradley K. Miller
 ________________________________________
                                           Assistant Vice President and Actuary
 Bradley K. Miller                         (Principal Financial Officer)
             /s/ Robert Moose
 ________________________________________
                                           Vice President (Principal Accounting
 Robert Moose                              Officer)
           /s/ Harold W. Albert
 ________________________________________
 Harold W. Albert                          Director
          /s/ Robert W. Burgess
 ________________________________________
 Robert W. Burgess                         Director
             /s/ John G. Day
 ________________________________________
 John G. Day                               Director
         /s/ Joseph M. Fitzgerald
 ________________________________________
 Joseph M. Fitzgerald                      Director
           /s/ H. Edward Hanway
 ________________________________________
 H. Edward Hanway                          Director
             /s/ John E. Pacy
 ________________________________________
 John E. Pacy                              Director
         /s/ Arthur C. Reeds, III
 ________________________________________
 Arthur C. Reeds, III                      Director
         /s/ Patricia L. Rowland
 ________________________________________
 Patricia L. Rowland                       Director
       /s/ W. Allen Schaeffer, M.D.
 ________________________________________
 W. Allen Schaeffer, M.D.                  Director
            /s/ John Wilkinson
 ________________________________________
 John Wilkinson                            Director